UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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AMCON Distributing Company
(Name of Registrant as Specified In Its Charter)
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AMCON Distributing Company
7405 Irvington Road
Omaha, Nebraska 68122

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 21, 2018
The annual meeting of stockholders of AMCON Distributing Company, a Delaware corporation, will be held on Friday, December 21, 2018, at 1:00 p.m., local time, in the Omaha Hilton Hotel located at 1001 Cass Street, Omaha, Nebraska, for the following purposes:
1.
To elect two Class I directors to hold office for a three-year term expiring at our annual meeting of stockholders following our 2021 fiscal year, and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

2.	To consider and act upon ratification and approval of the selection of RSM US LLP as our independent registered public accounting firm for our 2019 fiscal year;
3.	To consider and act upon approval of our 2018 omnibus incentive plan; and
4.	To consider and act upon any other matters which may properly come before the meeting.
The proposals referred to above are more fully described in the accompanying proxy statement.  An annual report to stockholders outlining our company's operations during our 2018 fiscal year accompanies this notice of annual meeting and proxy statement.
You are entitled to vote only if you were a stockholder of our company at the close of business on November 7, 2018, the record date for the annual meeting.  We solicit you to give your proxy to vote at the annual meeting by following the specific voting instructions appearing on the enclosed proxy card or voting instruction card, regardless of whether you intend to attend the meeting.
BY ORDER OF THE BOARD OF DIRECTORS,

Charles J. Schmaderer
Secretary

November 16, 2018
Omaha, Nebraska
YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FOLLOW THE SPECIFIC VOTING INSTRUCTIONS APPEARING ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING.

IMPORTANT NOTICE Regarding the Availability of Proxy Materials
for the Stockholder Meeting To Be Held on December 21, 2018.
This notice of annual meeting and accompanying proxy materials are available to you on the Internet.  We encourage you to review all of the important information contained in the proxy materials before voting.
Our company's proxy statement, annual report and other proxy materials are available at:
http://www.amcon.com/#/InvestorRelations

AMCON Distributing Company
7405 Irvington Road
Omaha, Nebraska  68122
——————————————
PROXY STATEMENT
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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
Although we encourage you to read this proxy statement in its entirety, we include this question and answer section to provide some background information and brief answers to several questions you might have about the annual meeting.
Why am I receiving these materials?
The board of directors of AMCON Distributing Company is providing these materials to you in connection with our annual meeting of stockholders on December 21, 2018.  The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, and certain other required information.  This proxy statement, the notice of annual meeting of stockholders and the accompanying proxy card or voting instruction card were first sent or given to our stockholders on or about November 16, 2018.  As a stockholder of our company, you are entitled and encouraged to vote on the items of business described in these proxy materials.  Your vote is very important.  For this reason, our board is requesting that you allow your shares to be represented at the annual meeting by the persons named as proxies on the enclosed proxy card or voting instruction card.
When and where will the annual meeting be held?
The annual meeting of stockholders will be held on Friday, December 21, 2018, at 1:00 p.m., local time, in the Omaha Hilton Hotel located at 1001 Cass Street, Omaha, Nebraska.  You may obtain directions to the location of the annual meeting by calling our corporate secretary, Charles Schmaderer, at (402) 331-3727.  You do not have to attend the annual meeting to be able to vote.
What matters will be voted on at the annual meeting?
Stockholders will consider and vote upon the following business items at the annual meeting:
•
The election of two Class I directors to hold office for a three-year term expiring at our annual meeting of stockholders following our 2021 fiscal year, and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

•	The ratification and approval of the selection of the accounting firm of RSM US LLP as our independent registered public accounting firm for our 2019 fiscal year;
• •	The approval of our 2018 omnibus incentive plan; and Any other matters that may propery come before the annual meeting.
How does our board of directors recommend that I vote?
Our board of directors recommends that you vote:
•	"FOR" the election of each nominee for director named in this proxy statement who is to be voted on by the holders of our common stock;
•	"FOR" the ratification and approval of RSM US LLP as our independent registered public accounting firm; and
•	"FOR" the approval of our 2018 omnibus incentive plan.

What shares can I vote?
The outstanding securities of our company having voting rights at the annual meeting are the shares of our common stock, $0.01 par value.  Each issued and outstanding share of our common stock as of the close of business on the November 7, 2018 record date for the annual meeting is entitled to one vote on each matter submitted to a vote of the holders of such shares at the annual meeting.  As of the record date, we had 617,350 shares of common stock issued and outstanding.  You may vote all shares of our common stock that you held as of the record date.  This includes (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee, sometimes referred to as shares held in "street name."
How do I submit my vote?
Generally, you may vote your shares by completing, signing and returning the proxy card or voting instruction card provided to you, or by attending the annual meeting and voting in person.  Specific voting instructions are found on the proxy card or voting instruction card provided to you.
Shares held by the stockholder of record.  If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record, and these proxy materials were sent to you directly.  As the stockholder of record, you have the right to grant your proxy vote or to vote in person at the annual meeting.  We have enclosed a proxy card for you to use.
Shares held in street name.  If you hold shares in a brokerage account or through some other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, trustee or other nominee, together with a voting instruction card.  As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote your shares by following the instructions on the voting instruction card.  Although you may attend the annual meeting, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from your broker, trustee or nominee.  You may vote your shares by any of the options listed on the voting instruction card.
Can I change my proxy vote or revoke my proxy?
If you are a stockholder of record, you may change your vote or revoke your proxy any time before your vote is used at the annual meeting by:
•	submitting a valid, later-dated proxy;
•	notifying our corporate secretary in writing that you have revoked your proxy; or
•	completing a written ballot at the annual meeting.
Attendance at the annual meeting will not in and of itself constitute a revocation of your proxy.
If you hold shares as the beneficial owner in street name, you may change your vote by submitting new voting instructions to your broker, trustee or other nominee or, if you have obtained a legal proxy from your broker, trustee or nominee, by voting in person at the annual meeting.
How many votes are needed to conduct business at the annual meeting?
A majority of all outstanding shares of our common stock entitled to vote at the annual meeting must be present or represented by proxy in order to satisfy the quorum requirement for the transaction of business at the annual meeting.  Both abstentions and broker non-votes (described below under "What is the effect of a broker non-vote?") are counted as present and entitled to vote for purposes of determining a quorum.  If a quorum should not be present, the annual meeting may be adjourned from time to time until a quorum is obtained.

How are votes counted?
If you are a stockholder of record and you give your proxy, the shares represented by the proxy will be voted in accordance with your instructions.  However, if you are a stockholder of record and you give your proxy without providing voting instructions on one or more proposals, your proxy will be voted for those unmarked proposals in accordance with the recommendation of our board of directors (which recommendation is identified above under "How does our board of directors recommend that I vote?").
If your shares are held in street name through a broker or other nominee, they will be voted in accordance with the voting instructions that you provide.  If you do not provide voting instructions, your broker or other nominee is permitted to vote your shares on proposals that are considered routine, including the ratification of the appointment of our independent registered public accounting firm.
What vote is required to approve the proposals at the annual meeting?
Election of Directors.  Directors are elected by a plurality of the votes cast, in person or by proxy, by stockholders entitled to vote at the annual meeting for that purpose.  This means that the two nominees receiving the highest number of votes at the annual meeting will be elected.  Stockholders can withhold authority to vote for one or both nominees for director.  Shares not voted, whether by specifically withholding authority to vote on your proxy card or voting instruction card or otherwise, will have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes.  No shares may be voted for more than two nominees at the annual meeting.  Stockholders do not have cumulative voting rights in the election of directors.
Other Matters.  Approval of the proposal to ratify and approve the selection of RSM US LLP as our independent registered public accounting firm, the proposal to approve our 2018 omnibus incentive plan, and all other proposals that properly may come before the annual meeting require the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the particular proposal.  Stockholders may abstain from voting on any proposal at the meeting.  If your shares are voted to "abstain" with respect to any proposal, this will have the same effect as a vote against the proposal.
What is the effect of a broker non-vote?
A "broker non-vote" occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.  If you hold shares in street name through a broker or other nominee and do not vote your shares or provide voting instructions, your broker or other nominee may vote for you on "routine" proposals but not on "non-routine" proposals.  The ratification and approval of the selection of RSM US LLP as our independent registered public accounting firm is considered routine, but the election of directors, the proposal to approve our 2018 omnibus incentive plan and all other proposals are non-routine.  Therefore, if you do not vote on any non-routine proposal or provide voting instructions, your broker or other nominee will not be allowed to vote your shares on such proposal.  Broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting, if such shares are otherwise properly represented at the meeting.  Broker non-votes are not counted for purposes of determining the number of shares entitled to vote on any proposal for which the broker or other nominee lacks discretionary authority, and therefore would reduce the number of affirmative votes that are necessary to approve that proposal.
Are there any other matters that will be considered at the annual meeting?
The only items of business that may be properly brought before the annual meeting are the matters set forth in this proxy statement or those brought before the meeting by or at the direction of our board of directors.  We are not aware of any business to be acted upon at the annual meeting other than the items described in this proxy statement.  Your signed proxy, however, will entitle the persons named as proxy holders to vote in their discretion for any other matter that is properly presented at the meeting.

Who pays the cost of soliciting votes at the annual meeting?
Our company is making this proxy solicitation, and it will bear all costs of this solicitation.  In addition to the use of the mail, proxies may be solicited personally or by telephone by some of the regular employees of our company, at no additional compensation.  Our company may reimburse brokers, banks and other persons holding stock in their names, or in the names of nominees, for expenses incurred in sending proxy materials to their principals and obtaining their proxies.  Our company requests that brokerage houses and other custodians, nominees and fiduciaries forward the soliciting materials to the beneficial owners of the shares of common stock held of record by such persons.
Where can I find the voting results of the annual meeting?
We will announce preliminary voting results at the annual meeting and publish those results in a report on Form 8-K filed with the Securities and Exchange Commission or SEC within four business days after the day on which the annual meeting ends.  If the voting results included in such Form 8-K are not final, we will publish the final results in an amended report on Form 8-K within four business days after the final voting results are known.
What should I do if I receive more than one set of proxy materials?
You may receive multiple sets of proxy materials if you hold shares in more than one brokerage account or if you are a stockholder of record and have shares registered in more than one name.  Please vote the shares on each proxy card or voting instruction card you receive.
We have adopted a "householding" procedure which allows us, unless a stockholder withholds consent, to send one proxy statement and annual report to multiple stockholders of record sharing the same address.  Each stockholder at a given address will receive a separate proxy card or voting instruction form.  If you are receiving multiple sets of proxy materials and wish to have your accounts householded, or if you no longer wish to participate in householding and wish to revoke your consent, call our corporate secretary, Charles Schmaderer, at (402) 331-3727, or send written instructions to our corporate secretary at AMCON Distributing Company, 7405 Irvington Road, Omaha, NE  68122.  We will act in accordance with your wishes within 30 days after receiving such notification.
Many brokerage firms participate in householding as well.  If you have a householding request for your brokerage account, please contact your broker.
Where may I obtain financial and other information about AMCON?
We filed our annual report on Form 10-K for our 2018 fiscal year with the SEC on November 8, 2018.  Our annual report to stockholders, including our Form 10-K, containing our audited financial statements for our 2018 fiscal year, accompanies this proxy statement.  This proxy statement, our annual report to stockholders (including Form 10-K), and other proxy materials also are available on our internet website (www.amcon.com) and on the SEC's internet website (www.sec.gov).  Information on any website that we refer to does not constitute part of this proxy statement.
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
ITEM 1:  ELECTION OF DIRECTORS
What am I voting on?
One of the purposes of this annual meeting is to elect two directors.  You will be asked to elect two directors in Class I to serve for a three-year term expiring at our annual meeting of stockholders following our 2021 fiscal year and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal.
What is the structure of our board and how often are directors elected?
Our board of directors currently consists of seven persons.  Our articles of incorporation divide the board into three classes of directors, with directors serving staggered terms of three years and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal.  The present terms of Jeremy W. Hobbs and Stanley Mayer, the two directors in Class I, expire at this annual meeting.  Directors in Class II (Christopher H. Atayan and Raymond F. Bentele) and in Class III (John R. Loyack, Timothy R. Pestotnik and Andrew C. Plummer) have terms expiring at the time of the annual meeting of stockholders following our 2019 and 2020 fiscal years, respectively.  Our board of directors has determined that Messrs. Bentele, Hobbs, Loyack, Mayer and Pestotnik each satisfies the independence requirements of the NYSE American exchange or "NYSE American."
Who are this year's nominees?
The nominating and corporate governance committee of our board of directors has designated Jeremy W. Hobbs and Stanley Mayer as the nominees proposed for election at the annual meeting.  Unless authority to vote for the nominees or a particular nominee is withheld, it is intended that the shares represented by properly executed proxies in the form enclosed will be voted for the election as directors of these nominees.  Each of the nominees currently serves on our board.
The following table sets forth certain information with respect to each person nominated for election as a director at the annual meeting and each director whose term of office will continue after the annual meeting.
Name	Age	Position With our Company	Director Since
NOMINEES
Class I: New term to expire at the annual meeting following our 2021 fiscal year
Jeremy W. Hobbs	57	Director	2006
Stanley Mayer	73	Director	2002

DIRECTORS CONTINUING IN OFFICE
Class II: Term to expire at the annual meeting following our 2019 fiscal year
Christopher H. Atayan	58	Chief Executive Officer, Chairman, Director	2004
Raymond F. Bentele	81	Director	2002
Class III: Term to expire at the annual meeting following our 2020 fiscal year
Andrew C. Plummer	44	President, Chief Financial Officer, Director	2018
John R. Loyack	55	Director	2003
Timothy R. Pestotnik	58	Director	1998
There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director.  However, Christopher H. Atayan, as a former holder of our Series B Convertible Preferred Stock who continues to own at least 5% of the outstanding shares of our common stock, is contractually entitled to nominate one member of our board of directors.
What is the business experience of the nominees and of our continuing board members and the basis for the conclusion that each such person should serve on our board?
Described below is the business experience for at least the last five years of each person nominated for election as a director at the annual meeting and each director whose term of office will continue after the annual meeting, as well as the specific experience, qualifications, attributes and skills of each such person that led to the conclusion that such person should serve on our board.
Christopher H. Atayan has served as our company's Chief Executive Officer since October 2006 and as our Chairman since January 2008.  Mr. Atayan served as our company's Vice Chairman from March 2006 through January 2008, as our company's Chief Corporate Officer from March 2006 through September 2006 and has been a director of our company since 2004.  Mr. Atayan has served as the Senior Managing Director of Slusser Associates, a private equity and investment banking firm, since 1988, and has been engaged in private equity and investment banking since 1982.  He also serves on the Board of Eastek Holdings, LLC, a private manufacturing company.  Mr. Atayan's strategic vision, leadership, broad experience and tireless determination in prudently developing shareholder value and other interests of the company led to the conclusion that he should serve on our board.  This conclusion is further supported by his years of service as our chief executive officer during which he has provided the board with information gained from his active management of our operations including the identification and analysis of our near, medium and long-term challenges and opportunities.
Raymond F. Bentele is the former President and Chief Executive Officer of Mallinckrodt, Inc., having served in that capacity from 1982 until his retirement in 1992.  He also served as Executive Vice President of Mallinckrodt Group Inc. from 1980 until his retirement.  He previously served as a director of The Mosaic Company and Leggett & Platt, Incorporated.  The conclusion that Mr. Bentele should serve on our board is founded on his experience in managing a successful business and in serving on the boards and committees of other public companies.  This experience has given him a wide breadth of exposure to strategic, investing, financing, operating and corporate governance issues and facilitates his contributions to our board in these areas.
Jeremy W. Hobbs is the Executive Director of Western Wind Foundation.  Mr. Hobbs also is President and Chief Executive Officer of Draupnir, LLC, and also serves on the Board of Eastek Holdings, LLC, a private manufacturing company.  He served as a founding member and executive officer of Draupnir, LLC from 2002 through December 2005.  From 1987 to 2002, Mr. Hobbs was an attorney in the law firm of Krasnow, Cornbath and Hobbs in Chicago, Illinois where he served as managing partner from 1997 to 2002.  Mr. Hobbs brings with him a wealth of legal experience and expertise that has benefitted our board on a variety of matters, including litigation, regulatory oversight and financial disclosure.  These factors together with his familiarity with our company resulting from numerous years of service on our board led to the conclusion that he should serve on our board.
John R. Loyack is the Executive Vice President of Business and Administrative Affairs of King's College in Wilkes-Barre, Pennsylvania.  Mr. Loyack served as the President and Chief Executive Officer of Optim Energy, LLC, and of CPG International, Inc., and also served as Senior Vice President and Chief Financial Officer and Vice President and Chief Accounting Officer at PNM Resources.  Mr. Loyack's extensive financial, operational and strategic expertise make him an effective contributor to the board decision making process and have led to the conclusion that he should serve on our board.
Stanley Mayer is the retired General Manager of CMC Rebar – Albuquerque, having served in that position from 2002 until his April 2010 retirement.  Mr. Mayer also has served as a consultant to various companies regarding financial and strategic planning matters, as Chief Financial Officer for Donruss Playoff, Inc. from 2001 to 2002 and as Vice President of Southern Union Company from 1998 through 2001.  He is a Chartered Accountant.  The conclusion that Mr. Mayer should serve on our board is founded on his operational, accounting and finance experience.  His service on behalf of numerous companies has given him exposure to a variety of strategic, investing, financing and operating issues which facilitates his contributions to our board.
Timothy R. Pestotnik is an attorney and a partner in the law firm of Pestotnik LLP.  Prior to this, he was a partner and chair of the business litigation department at the law firm of Luce, Forward, Hamilton & Scripps, LLP.  Mr. Pestotnik also serves as a director of AMCON Corporation and Premier-Midwest Beverage Company.  Mr. Pestotnik also sits on the boards of non-profit organizations and has testified as an expert witness on related corporate governance issues.  His sophisticated legal practice has benefited our board in a variety of matters, including corporate governance, financial disclosure and regulatory oversight.  These factors together with his familiarity with our company resulting from numerous years of service on our board led to the conclusion that he should serve on our board.
Andrew C. Plummer has served as our President and Chief Operating Officer since October 2018, as our Chief Financial Officer since January 2007, and as our Secretary from January 2007 to October 2018.  From 2004 to 2007, Mr. Plummer served our company in various roles including Acting Chief Financial Officer, Corporate Controller, and Manager of SEC Compliance.  Prior to joining our company in 2004, Mr. Plummer practiced public accounting, primarily with the accounting firm Deloitte and Touche, LLP (now Deloitte).  The conclusion that Mr. Plummer should serve on our board is founded on his experience in operations and financial matters, as well as his lengthy service in the distribution industry.

What if a nominee is unwilling or unable to serve?
Each of the nominees listed in this proxy statement has indicated his willingness to serve as a director if elected, and the board of directors has no reason to believe that any nominee will be unavailable for election.  If a nominee who is to be voted on by the holders of our common stock becomes unwilling or unable to serve, the shares represented by the proxies will be voted for the election of such substitute nominee as may be designated by our nominating and corporate governance committee, unless the authority to vote for all nominees or for the particular nominee who has ceased to be a candidate has been withheld.
How does our board of directors recommend that I vote?
Our board of directors recommends that you vote "FOR" the election of Jeremy W. Hobbs and Stanley Mayer as Class I directors.
ITEM 2:  SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
What am I voting on?
We are asking stockholders to ratify and approve the selection of RSM US LLP as our independent registered public accounting firm for our 2019 fiscal year.  The selection of RSM US LLP was made by the audit committee of our board of directors.  RSM US LLP has served as our independent auditors since August 30, 2006.  In connection with the audit of our 2019 fiscal year financial statements, our company intends to enter into an engagement agreement with RSM US LLP which would set forth the terms by which RSM US LLP will perform audit services for our company.  The ratification and approval by stockholders of the selection of RSM US LLP effectively would also be a ratification of that agreement.
What services do the independent registered public accountants provide?
Audit services provided by RSM US LLP for our 2018 fiscal year included the examination of the consolidated financial statements of our company and services related to our periodic filings with the SEC.  These services are more fully described in this proxy statement under the captions "Audit Committee Report" and "Independent Auditor Fees and Services."
Will a representative of RSM US LLP be present at the meeting?
We anticipate that one or more representatives of RSM US LLP will be present at the annual meeting.  Any such representative will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from stockholders.
What if this proposal is not approved?
Stockholder ratification and approval of the audit committee's selection of RSM US LLP as our independent registered public accounting firm is not required by any statute or regulation or by our bylaws.  Nevertheless, if the stockholders do not ratify and approve the selection of RSM US LLP at the annual meeting, the audit committee will reconsider the appointment.  Submission of our selection of RSM US LLP to the stockholders for ratification and approval will not limit the authority of the audit committee to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign, or their engagement otherwise is terminated.
How does our board of directors recommend that I vote?
Our board of directors recommends that you vote "FOR" approval of the selection of RSM US LLP.

ITEM 3:  APPROVAL OF OUR 2018 OMNIBUS INCENTIVE PLAN
What am I voting on?
On October 2, 2018, the compensation committee of our board of directors authorized an equity incentive plan, which we refer to in this proxy statement as the "2018 omnibus incentive plan" or the "2018 Plan."  We are submitting the 2018 Plan for approval by our stockholders at the annual meeting.  Stockholder approval of an equity-based compensation plan or arrangement such as the 2018 Plan is necessary:
•	to enable the 2018 Plan to comply with the stockholder approval requirements for equity-based plans under the listing standards of the NYSE American;
•	to enable equity-based awards under the 2018 Plan to be exempt from the short-swing profit disgorgement provisions of SEC Rule 16b-3; and
•
for certain types of options granted under the 2018 Plan, known as incentive stock options, to be made eligible for the favorable income tax treatment afforded to optionees under Section 421 of the Internal Revenue Code.

The following description of the 2018 Plan is necessarily general in nature and does not purport to reflect all of the terms of the 2018 Plan.  A copy of the 2018 Plan is set forth in Appendix A to this proxy statement.  The description of the 2018 Plan contained herein is qualified in its entirety by reference to Appendix A.
What is the purpose of the 2018 Plan?
The purpose of the 2018 Plan is to encourage employees of our company, its affiliates and subsidiaries to acquire or increase a proprietary and vested interest in the growth and performance of our company.  The 2018 Plan also is designed to assist our company in attracting and retaining employees and non-employee directors by providing them with the opportunity to participate in the success and profitability of our company.  Equity-based awards also are intended to further align the interests of award recipients and with the interests of our stockholders.
Who is eligible to participate in the 2018 Plan?
The eligible participants in the 2018 Plan are all employees of our company, its affiliates and its subsidiaries, including employees who are officers or members of our board of directors, and members of our board who are not employees of our company.  Currently, there are approximately 919 officers and employees of our company, its affiliates and its subsidiaries.  Since all members of our board of directors are eligible for awards under the 2018 Plan, each member of our board has a personal interest in the approval of the 2018 Plan.
Who would be responsible for administering the 2018 Plan?
The 2018 Plan may be administered by our board of directors or a committee consisting of two or more directors, as our board may determine, referred to in this proxy statement as the "Committee."  It is anticipated that our compensation committee will administer the 2018 Plan and serve as the Committee.  All members of the Committee will be "non-employee directors" as defined by the SEC rules under the Securities Act of 1934.  The Committee has the sole discretion to administer and interpret the 2018 Plan and determine who will be granted awards under the 2018 Plan, the size and types of awards, the terms and conditions of awards, and the circumstances under which awards may be canceled, forfeited or suspended.  The Committee may modify and amend the 2018 Plan and appoint agents for the proper administration of the 2018 Plan and, with the consent of an award holder, amend an outstanding award agreement under the 2018 Plan.  The Committee also may amend an outstanding award agreement under the 2018 Plan without the consent of an award holder if (i) the Committee determines that such amendment does not materially adversely affect the rights of the award holder, (ii) is necessary or advisable to carry out the purposes of the award as a result of a new or modified law or (iii) to the extent the award agreement specifically permits the amendment without the award holder's consent.

How many shares may be awarded under the 2018 Plan?
The 2018 Plan permits the issuance of up to 60,000 shares of our common stock pursuant to awards granted under the 2018 Plan such as stock options, restricted stock awards, restricted stock units, performance share awards, as well as awards such as stock appreciation rights, performance units, performance shares, bonus share and dividend share awards payable in the form of common stock or cash.  If shares are issued pursuant to an award that was substituted in replacement of stock or stock-based awards held by current and former employees or non-employee directors of another business that is, or whose stock is, acquired by us or an affiliate in connection with a corporate transaction, those shares would not count against the authorized limit of shares available for issuance under the 2018 Plan.  The shares that may be issued under the 2018 Plan are subject to increase or decrease in the event of any change in our company's capital structure.
The shares issued under the 2018 Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares, and to the extent any award under the 2018 Plan is exercised, terminates, expires or is forfeited without payment being made in the form of common stock, the shares subject to such award that were not issued will again be available for distribution under the 2018 Plan.  In addition, if a stock appreciation right is settled in shares, only the number of shares of common stock delivered in settlement of it will count against the 2018 Plan's share issuance limit, regardless of the original number of the underlying shares of common stock.  If any shares subject to an award are withheld or applied as payment in connection with the exercise of an award (including the withholding of shares on the exercise of a stock appreciation right that is settled in shares) or, except for shares of restricted stock, the withholding or payment of taxes related thereto, those shares will continue be available for grant under the 2018 Plan and will not count against the authorized limit.
With respect to awards, the 2018 Plan places limits on the maximum amount of shares that may be granted in any one year.  No participant may receive awards under the 2018 Plan that cover in the aggregate more than 20,000 shares in any one year.  For purposes of Code Section 162(m), this limit applies to any stock options or stock appreciation rights that would be granted to a single participant in a single calendar year.  This limit also is subject to adjustment for changes in our company's capital structure.
Stock Options.  Both incentive stock options and nonqualified stock options may be granted under the 2018 Plan.  The per-share exercise price of an option is set by the Committee and generally may not be less than the fair market value of a share of our common stock on the date of grant.  Options granted under the 2018 Plan are exercisable at the times and on the terms established by the Committee.  The maximum term of an option is ten years from the date of grant.  The aggregate fair market value (as of the grant date) of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2018 Plan or under any other plan of our company or its affiliates which qualifies as an incentive stock option plan under Code Section 422) may not exceed $100,000.  To the extent such fair market value exceeds $100,000 during any calendar year, amounts in excess of $100,000 are treated as nonqualified stock options.
Stock Appreciation Rights.  A stock appreciation right or "SAR" is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the stock appreciation right over the grant price of the stock appreciation right.  The Committee has complete discretion to determine the number of SARs granted to any participant and the terms and conditions pertaining to such SARs.
Restricted Stock and Restricted Stock Unit Grants.  The 2018 Plan permits the grant of restricted stock or restricted stock unit awards.  Restricted stock and restricted stock units may be issued or transferred for consideration or for no consideration, as determined by the Committee.  The Committee may establish conditions under which restrictions on shares of restricted stock or restricted stock units lapse over a period of time or according to such other criteria as the Committee deems appropriate, including the achievement of specific performance goals.
Performance Unit and Performance Shares.  The 2018 Plan permits the grant of performance units and performance share awards which are bonuses payable in cash, common stock or a combination thereof.  Each performance unit and performance share will represent the right of the participant to receive an amount based on the value of the performance unit/share, if performance goals established by the Committee are met.  A performance unit will have a value based on such measurements or criteria as the Committee determines.  A performance share will have a value equal to the fair market value of a share of our common stock.  When an award of these are granted, the Committee will establish a performance period during which performance will be measured.  At the end of each performance period, the Committee will determine to what extent the performance goals and other conditions of the performance units/shares are met.
Bonus Shares and Deferred Shares.  The 2018 Plan permits the grant of shares to participants from time-to-time as a bonus.  Such shares may be paid on a current basis or may be deferred and paid in the future.  Our board of directors or the Committee may impose such conditions or restrictions on any such deferred shares as it may deem advisable, including time-vesting restrictions and deferred payment features.
Are awards under the 2018 Plan transferable?
Awards under the 2018 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and generally are exercisable, during the recipient's lifetime, only by the recipient.  Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient's beneficiary or representative.
How would awards under the 2018 Plan be affected by a changes in our capital structure?
If, without the receipt of consideration by our company, there is any change in the number or kind of shares of our common stock outstanding by reason of a stock dividend or any other distribution upon the shares payable in stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization, the maximum number of shares of our common stock available for grants, the maximum number of shares of our common stock that any individual participating in the 2018 Plan may be granted in any year, and the number of shares covered by outstanding grants may be appropriately adjusted to reflect any increase or decrease in the number of issued shares of our common stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such grants. Any fractional shares resulting from such adjustment will be rounded up to the nearest whole share.  The purchase or exercise price payable by any plan participant with respect to any award also will be adjusted upon the occurrence of any of the events referred to above so that there will be no change in the aggregate price payable by such participant.  Adjustments determined by the Committee are final, binding and conclusive.
If our company undergoes a "change of control," as that term is defined in the 2018 Plan, each option, share of restricted stock and other grant held by a non-employee director will, without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable or payable, as the case may be, as of the date of the change of control.
What are the specific benefits under the 2018 Plan?
As set forth in the table below and described further under "Executive Compensation and Related Matters," on October 23, 2018 the compensation committee granted restricted stock units a total of 15,050 shares under the 2018 Plan to certain of our employees and executive officers, including our Chief Executive Officer.  In the event these shares are not available under the 2018 Plan, the restricted stock units would automatically convert to, and be replaced by, deferred cash awards vesting over a three-year period and having a value approximating that of those restricted stock unit grants.
New Plan Benefits
AMCON Distributing Company 2018 Omnibus Incentive Plan
Name and position	Dollar Value ($)	Number of Units
Christopher H. Atayan, Chief Executive Officer & Chairman	831,600	9,900
Andrew C. Plummer, President & Chief Financial Officer	172,200	2,050
Executive Group	1,003,800	11,950
Non-Executive Director Group	84,000	1,000
Non-Executive Officer Employee Group	176,400	2,100

(1)
The amounts in this column reflect the grant date fair value, computed in accordance with FASB ASC 718, for awards of restricted stock units ("RSUs") approved by the compensation committee of our board of directors on October 23, 2018, based on the assumptions that (a) the RSUs were granted on that date, and (b) the closing price for the shares of common stock underlying the RSUs on that date was $84.00 per share.  These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards.

How does our board of directors recommend that I vote?
Our board of directors recommends that you vote "FOR" approval of our 2018 omnibus incentive plan.
OWNERSHIP OF OUR COMMON STOCK BY OUR DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PRINCIPAL STOCKHOLDERS
The table below sets forth information, as of November 7, 2018 (unless otherwise indicated below), with respect to the beneficial ownership of shares of our common stock by:
•	each person known to us to own beneficially more than 5% of the aggregate number of the outstanding shares of our common stock;
•	our chief executive officer, our principal financial officer and each of the other named executive officers;
•	each of our directors and director nominees; and
•	our executive officers and directors as a group.
Each of the persons, or group of persons, in the table below has sole voting power and sole dispositive power as to all of the shares of our common stock shown as beneficially owned by them, except as otherwise indicated.
Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership	Percent of Shares Outstanding

Christopher H. Atayan (1)	334,013	54.10%
Kathleen M. Evans (2)	24,457	3.96%
Andrew C. Plummer	18,808	3.05%
Raymond F. Bentele	2,163	*
Jeremy W. Hobbs (3)	1,700	*
John R. Loyack	2,983	*
Stanley Mayer	2,533	*
Timothy R. Pestotnik	1,116	*
All directors and executive officers (8 persons as a group)	387,773	62.81%
____________________
*	Signifies less than 1%
(1)	Mr. Atayan's address is 7405 Irvington Road, Omaha, Nebraska 68122.
(2)	Retired as an executive officer and director effective October 12, 2018.
(3)
The shares reported do not include 9,886 shares of common stock held by the Western Wind Foundation, of which Mr. Hobbs is a director.  Mr. Hobbs disclaims beneficial ownership of the shares held by Western Wind Foundation.  The information provided is based in part on the Schedule 13D filed with the SEC on July 22, 2009.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of any class of equity securities of our company registered pursuant to Section 12 of the

Exchange Act, to file with the SEC initial reports of ownership and reports of changes in ownership in such securities and other equity securities of our company.  SEC regulations require directors, executive officers and greater than 10% stockholders to furnish our company with copies of all Section 16(a) reports they file.
To our knowledge, based solely on review of the copies of such reports furnished to our company and written representations that no other reports were required, during our 2018 fiscal year, all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% stockholders were complied with on a timely basis.
CORPORATE GOVERNANCE AND BOARD MATTERS
Board Leadership Structure and Role in Risk Oversight
Our company is led by Christopher H. Atayan, who has served as our company's chief executive officer since October 2006 and as its chairman since January 2008.  Our board of directors is comprised of Mr. Atayan and six other directors, including five directors who satisfy the independence requirements of the NYSE American.  An independent director serves as chairman of each of our board's three standing committees – the audit committee, the compensation committee, and the nominating and corporate governance committee.
Our bylaws provide that at any time in which the offices of our chairman and chief executive officer are held by the same person, our board of directors will appoint one independent member of our board to serve as the "lead director."  Timothy R. Pestotnik currently serves as the lead director.  The lead director will have such rights, duties and responsibilities as may be assigned to him by our board of directors.
Our board leadership structure has been effective for our company.  We believe that having a combined chief executive officer and chairman of the board, an independent chair for each of our board committees and an independent lead director provides the right form of leadership for our company.  A combined chairman and chief executive officer role allows for more productive meetings.  The chief executive officer is the individual selected by the board of directors to manage our company on a day to day basis, and his direct involvement in our business operations makes him best positioned to lead the board in productive strategic planning sessions and determine the time allocated to each agenda item in discussions of our company's short and long-term objectives.  In addition to the leadership provided by our chairman and chief executive officer, we have strong oversight of company operations by experienced independent directors who chair each of our board's standing committees.  Led by an independent lead director, our independent directors also regularly meet in executive session to review key decisions and discuss matters in a manner that is independent of the chief executive officer.
Although it is management's job to assess and manage our company's exposure to risk, our audit committee takes a lead in establishing guidelines and policies that govern the process.  In carrying out its responsibilities in this regard, our audit committee works closely with our chief financial officer.  Our audit committee meets several times each year with our chief financial officer and other members of management and receives a comprehensive report on enterprise risk management, including management's assessment of risk exposures, and the processes in place to monitor and control such exposures.  Our audit committee also receives updates between meetings from members of management relating to risk oversight matters, and provides risk management reports to the full board of directors.  In addition to our audit committee, our compensation committee considers the risks that may be implicated by our executive compensation programs.  We believe that our directors provide effective oversight of the risk management function, especially through the work of the audit committee and the dialogue between the full board and our chief financial officer.
Communication with the Board
Our board of directors has established a process for stockholders to follow in sending communications to our board or its members.  Stockholders who wish to communicate with our board or any of our directors, including the Chairman of the Board and the chairman of any committee of the board, may do so.  Such communications must be addressed to our board or any such director in care of our corporate secretary, Charles Schmaderer, at AMCON Distributing Company, 7405 Irvington Road, Omaha, NE 68122.  All such communications will be compiled by our corporate secretary and submitted to our board or the individual director, as applicable, on a periodic basis.

Neither our board of directors nor a specific director is required to respond to a stockholder communication.  To avoid selective disclosure, our board or the individual director may respond to a stockholder's communication only if the communication involves information which is not material or which is already public.  In such case, our board of directors, as a whole, or the individual director, may respond, if at all: (i) directly, following consultation with our corporate secretary or other advisors or without additional consultation, as our board determines appropriate; (ii) indirectly through our corporate secretary or other designated officer, following consultation with our corporate secretary or other advisors or without additional consultation, as our board determines appropriate; or (iii) pursuant to such other means as our board determines appropriate from time to time.
If the communication involves material non-public information, our board of directors or the individual director will not provide a response to the stockholder concerning such information.  Our company may, however, publicly provide information responsive to such communication if (following consultation with our advisors, as our board determines appropriate) our board determines disclosure is appropriate.  In that case, the responsive information will be provided in compliance with SEC Regulation FD and other applicable laws and regulations.
Consideration of Director Nominees
In identifying and evaluating director nominees, the nominating and corporate governance committee of our board of directors may receive recommendations from management, from other directors and from stockholders, including certain former holders of our Series B Convertible Preferred Stock having residual nomination rights.  The committee reviews and considers information on each candidate and evaluates it in light of the needs and requirements of our company.  The committee believes that our board and its committees should be comprised of persons who are of high character and integrity, who have a personal and professional reputation that is consistent with the image and reputation of our company, and who have expertise that may be useful to our company.  The committee also considers various factors, including the independence of the candidate, as well as his or her education or special skills, areas of expertise, experience, age, business associations, reputation and other characteristics and qualities that the committee believes are likely to enhance the effectiveness of our board and its committees.  In determining whether a director should be retained and stand for re-election, the committee also considers the director's past attendance at meetings and participation in and contributions to the activities of our board and each committee on which such director serves.  The committee does not have a formal policy concerning its consideration of diversity in identifying director nominees.  Although the committee may consider diversity in identifying director nominees, it did not do so with respect to the selection of the nominees for this annual meeting.  The committee seeks to identify and recruit the best available candidates, without regard to race, color, religion, sex, ancestry, national origin or disability.
Stockholders who wish the nominating and corporate governance committee to consider their recommendations for nominees for the position of director should submit their recommendations in writing to the nominating and corporate governance committee in care of our corporate secretary, Charles Schmaderer, at AMCON Distributing Company, 7405 Irvington Road, Omaha, NE 68122.  All nominees, including those submitted by stockholders in accordance with these procedures, will be evaluated using generally the same methods and criteria described above, although those methods and criteria are not standardized and may vary from time to time.  Stockholders also may submit director nominations to our company in accordance with the procedures described below under "Advance Notice of Stockholder Proposals."
Committees of the Board
Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee.  There currently are no other standing committees of our board of directors.  Members of the audit committee, compensation committee and nominating and corporate governance committee serve at the pleasure of our board of directors.
Audit Committee.  The audit committee of our board of directors currently is comprised of John R. Loyack, its chairman, Timothy R. Pestotnik and Stanley Mayer.  Our board of directors has determined that all members of the audit committee are independent directors under the listing standards adopted by the NYSE American.  In addition, our board of directors has determined that Mr. Loyack and Mr. Mayer each meets the SEC's definition of an "audit committee financial expert."  The audit committee is responsible for reviewing our financial statements, audit reports, internal financial controls and the services performed by the independent registered public accounting firm, and for making recommendations with respect to those matters to our board of directors.  A more complete description of the audit committee's functions is provided in its charter, a copy of which is available on our internet website (www.amcon.com) by clicking on "About Us" then "Investor Relations" and "Corporate Governance."  The audit committee met five times during our 2018 fiscal year.
Compensation Committee.  The compensation committee of our board of directors currently is comprised of John R. Loyack, its chairman, Raymond F. Bentele and Stanley Mayer.  Our board of directors has determined that all members of our compensation committee are independent under the NYSE American listing standards.  The committee is responsible for reviewing and making recommendations to our board of directors with respect to compensation of executive officers and other compensation matters and awards.  Our chief executive officer assists the committee from time to time on a variety of compensation matters, including making recommendations for the appropriate salaries and bonuses of our executive officers (other than our chief executive officer).  The committee has the authority to consult with management and to engage the services of outside advisors, experts and others to assist it in its efforts.  A more complete description of the committee's functions is provided in its charter, a copy of which is available on our internet website (www.amcon.com) by clicking on "About Us" then "Investor Relations" and "Corporate Governance."  Our compensation committee met four times during our 2018 fiscal year.
Nominating and Corporate Governance Committee.  The members of our nominating and corporate governance committee are Raymond F. Bentele, its chairman, John R. Loyack and Timothy R. Pestotnik, each of whom our board of directors has determined to be independent under the NYSE American listing standards.  The committee is responsible for the director nomination process, including evaluating and recommending director nominees and committee and chair appointments.  It also is responsible for various corporate governance matters, including the development of ethical conduct standards for our directors, officers and employees and an annual board assessment.  A more complete description of the committee's functions is provided in its charter, a copy of which is available on our internet website (www.amcon.com) by clicking on "About Us" then "Investor Relations" and "Corporate Governance."  The nominating and corporate governance committee met four times during our 2018 fiscal year.
Meetings of the Board
During our 2018 fiscal year, our board of directors held five meetings.  Each director attended at least 75% of the total meetings of the board of directors and of the committees of the board on which he or she served during the fiscal year.  Our company's directors discharge their responsibilities throughout the year, not only at such board of directors and committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to our company.
The independent non-management members of our board of directors regularly hold executive sessions without management present.  At least one executive session per year is attended by only independent non-management directors.  Our board of directors has chosen Timothy R. Pestotnik as the lead director for meetings of the independent non-management directors.
Directors are encouraged by our company to attend our annual meeting of stockholders if their schedules permit, but our company does not otherwise have a policy regarding such attendance.  All incumbent directors were present at the annual meeting of the stockholders held on December 21, 2017.
Code of Ethics
Our board of directors has adopted a code of ethical conduct that applies to our executive officers, including our principal executive officer and our principal financial officer.  This code of ethical conduct is available without charge to any person who requests it by writing to our corporate secretary, Charles Schmaderer, at AMCON Distributing Company, 7405 Irvington Road, Omaha, NE  68122.  It also is available on our internet website (www.amcon.com) by clicking on "About Us" then "Investor Relations" and "Corporate Governance."  Any substantive amendment to, or waiver from, a provision of this code that applies to our principal executive officer or principal financial officer will be disclosed on our internet website and, if required by rules of the SEC or the NYSE American, in reports we file with the SEC.

Director Compensation
Only outside (non-employee) members of our board of directors receive compensation for their service to our company as a director.  Directors who are not employees of our company are paid according to the following annual scale:
Director Fee	$45,000
Audit Committee Membership Fee (1)	$5,000
Committee Chairman Fee (2)	$5,000
Lead Director Fee	$50,000
_____________
(1)	Provided to all members of the audit committee, including the chairman.
(2)	Provided to directors serving as chairman of the audit committee, the compensation committee and the nominating and corporate governance committee.
There is no payment of any meeting fees; however, all directors are reimbursed for their reasonable out of pocket expenses incurred in connection with their attendance at board and committee meetings.
Non-employee directors are eligible to receive equity-based awards under our 2014 omnibus incentive plan as described below under "Executive Compensation and Related Matters—2014 Omnibus Incentive Plan" and, subject to stockholder approval of our 2018 omnibus incentive plan as described in "Item 3: Approval of our 2018 Omnibus Incentive Plan," are also eligible to receive equity-based awards under that plan.  Non-employee directors also are eligible to receive awards of nonqualified stock options which entitle them to purchase shares of our common stock at an exercise price equal to the fair market value of the stock on the date of grant.  Option grants and other equity-based awards may be recommended from time to time by our compensation committee, subject to approval by our board of directors.
Compensation earned in our 2018 fiscal year by each person serving as a director during such fiscal year (other than those who are named executive officers in the summary compensation table under "Executive Compensation and Related Matters" below) for service on our board and its committees is presented in the table below.
Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	All Other Compensation ($)	Total ($)
Raymond F. Bentele	50,000	16,800	--	66,800
Jeremy W. Hobbs	45,000	16,800	--	61,800
John R. Loyack	60,000	16,800	--	76,800
Stanley Mayer	50,000	16,800	--	66,800
Timothy R. Pestotnik	100,000	16,800	--	116,800
______________
(1)
The amounts in this column include director fees, committee chairman fees, audit committee membership fees, and lead director fees received for service as a director, committee chairman, audit committee member or lead director, as shown below.

Name	Director Fee $	Committee Chairman Fee $	Audit Committee Membership Fee $	Lead Director Fee $	Total Fees Paid in Cash $
Mr. Bentele	45,000	5,000	--	--	50,000
Mr. Hobbs	45,000	--	--	--	45,000
Mr. Loyack	45,000	10,000	5,000	--	60,000
Mr. Mayer	45,000	--	5,000	--	50,000
Mr. Pestotnik	45,000	--	5,000	50,000	100,000

(2)
During our 2018 fiscal year, no stock awards were made to any of the named directors.  The amounts in this column reflect the grant date fair value, computed in accordance with FASB ASC 718, for awards of restricted stock units for 200 shares granted under our 2018 omnibus incentive plan to each of our named directors on October 23, 2018 for services provided in our 2018 fiscal year.  These awards were made subject to the availability of shares under our 2018 omnibus incentive plan and may not be sold, assigned, or otherwise transferred by any award recipient prior to the vesting date for such units.  Subject to the availability of shares under our 2018 omnibus incentive plan, the award recipient will be entitled to receive all dividends or other distributions with respect to the shares awarded to him.  However, any cash dividends payable with respect to unvested restricted stock units will be held in escrow by our company and subject to the same conditions regarding vesting as the restricted stock units.  Subject to the availability of shares under our 2018 omnibus incentive plan, these restricted stock unit awards are scheduled to vest as to one-third of the award on October 23, 2019, October 23, 2020 and October 23, 2021.  In the event that shares are not available under the 2018 omnibus incentive plan, the restricted stock unit grants automatically would convert to, and be replaced by, deferred cash awards vesting over a three-year period and having a value approximating that of those restricted stock unit grants.  The amounts shown do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards.  Assumptions used in the calculation of the amounts shown use the closing stock price on the date of grant.  As of September 30, 2018, the number of unvested restricted stock units and shares of restricted stock held by each named director was as follows: Mr. Bentele (0); Mr. Hobbs (0); Mr. Loyack (0); Mr. Mayer (0); and Mr. Pestotnik (0).
EXECUTIVE COMPENSATION AND RELATED MATTERS
Compensation Discussion and Analysis
General
The following compensation discussion and analysis explains how our compensation programs are designed and operate in practice with respect to each of the named executive officers listed in the summary compensation table appearing below.  This discussion should be read in conjunction with the information appearing under the caption "Committees of the Board -- Compensation Committee," the summary compensation table, and the additional tabular and narrative disclosure that follows the summary compensation table.
Compensation Philosophy and Objectives
Our compensation program for executive officers is structured to achieve the following objectives:
•	Attract and retain talented professionals, while emphasizing the challenges and rewards associated with a fast paced, stimulating, entrepreneurial environment.
•
Align individual and strategic goals with those of our stockholders and customers.  We believe that it is primarily the dedication, creativity, competence and experience of our entire workforce that enables us to compete, given the realities of the wholesale/retail industries in which we operate.  History has demonstrated that our business is neither easily nor quickly mastered by people attempting to migrate from other industries.  Hence, we attempt to retain our experienced, long-term employees, avoid employee turnover, create a cadre of dedicated professionals focused on increasing stockholder value, align the interests of our employees and stockholders and foster an ownership mentality in our executives by giving our employees a meaningful stake in our success through our equity incentive and cash bonus programs.

•
Achieve meaningful results and add value to our company through a results-oriented reward structure.  We attempt to link compensation closely to results by structuring a significant portion of executive compensation as at-risk compensation.

•
Tailor individual incentives within different segments of our organization depending on the priorities and needs existing at the time.  This facilitates individual focus to capitalize on opportunities and to correct weaknesses in a particular segment of our organization.  Our branches and retail stores therein require empowered, capable, local management expertise to operate effectively.  We attempt to encourage accountability in our division-level executives by using bonus targets tied to divisional or regional results and other, individually tailored, objectives.

•
Integrate strategic goals and objectives throughout all facets of our organization.  This enables quicker, more effective execution of our strategic corporate objectives.  Our ability to modify and tailor the components of our cash bonus program allows us to revise these components from year to year and executive to executive as our strategic goals evolve.

•	Simplicity is an important element of our compensation structure. With clear and unambiguous goals individuals can employ their best efforts.

Determining Compensation
Our compensation committee's process for determining compensation levels for executive officers differs depending upon the position of the individual being considered.  For each executive officer other than our chief executive officer, the committee annually reviews each element of compensation described below in consultation with our chief executive officer.  Our chief executive officer develops for the committee's consideration a proposed compensation package for each of these executive officers based on his subjective business judgment of the executive's past performance and of his or her expected future contributions to our company.  Each executive's compensation package is modified as deemed appropriate by our compensation committee, and the final determination of the compensation package is made by the committee.  With respect to our chief executive officer's compensation, our compensation committee meets in executive session.  The committee develops a compensation package for our chief executive officer based on its subjective business judgment of his past performance, of his leadership in establishing performance standards in the conduct of our company's business, and of his expected future contributions in directing the long-term success of our company and its businesses.  For all executive officers, including our chief executive officer, the structure and level of executive compensation needed to promote the principles of our executive compensation program for each executive is determined by the committee by considering all elements of the compensation package in total, rather than any one component in isolation.  This process is based on the committee's subjective business judgment.  Finally, some components of the compensation packages for our named executive officers are determined in accordance with the agreements described below under the caption "Change of Control Agreements."
Compensation Components
As separately discussed below, the principal components of compensation for our executive officers currently are:
•	base salary;
•	performance-based compensation;
•	long-term equity incentive compensation; and
•	perquisites and other personal benefits.
Base Salary.  We provide base salary to our named executive officers and other employees to reward them for performing the requirements of their position on a day-to-day basis.  Base salary is viewed by our compensation committee as a key aspect of our attraction and retention efforts.  Base salaries are not established on the basis of any specific performance criteria.  Our compensation committee considers a number of factors in determining individual salary levels, including each executive's existing salary relative to that of other employees of our company, a subjective business judgment of the performance of the executive and of the business unit or function under his or her leadership, the executive's length of service with our company, and the perceived increase in the cost of living.  The factors impacting base salary levels are not independently assigned specific weights.  Competitive market data may be considered from time to time, but we currently do not set compensation levels at a targeted percentile relative to compensation data for a particular peer, competitor or industry group.  Our compensation committee applies its business judgment to formulate and approve the final compensation.
For our 2019 fiscal year, base salary levels were determined by our compensation committee based on its assessment of the factors referred to above.  Fiscal 2019 base salaries for our named executive officers were set as follows: Mr. Atayan, $587,140; and Mr. Plummer $322,750.  Ms. Evans retired, effective October 12, 2018, and therefore a new base salary was not established for her for our 2019 fiscal year.
Performance-Based Compensation.  Performance bonus awards may be provided to our named executive officers and other employees, as determined by our compensation committee, with 50% of the bonus awards being made available based on the achievement of specified financial metrics and 50% of the bonus awards being made available based on the achievement of strategic objectives.  With respect to the achievement of financial metrics upon which a bonus award is based, our company must reach a minimum threshold of 80% of budgeted pretax income.  If this threshold is achieved, the executive will be eligible for a 50% payout of his or her targeted bonus.  The executive will be eligible for increasing payouts of his or her targeted bonus, pro rated up to 100% of target, upon the achievement of increasing percentages of budgeted pretax income until 100% of our budgeted pretax income amount is met.  If our pretax income exceeds budget, the executive will be eligible for up to 125% of his or her target bonus, pro rated based on the achievement of pretax income of up to 120% of budget.
With respect to the achievement of strategic objectives upon which a bonus award is based, the executive is entitled to receive 100% of his or her targeted bonus if our compensation committee determines that the executive has made satisfactory progress toward the achievement of his or her strategic goals.  In the discretion of the compensation committee, the executive is eligible for up to 125% of his or her targeted bonus for exceptional performance with respect to the strategic goals.  The satisfaction of an executive's strategic goals is largely determined by the compensation committee based on its business judgment of the executive's performance.  All executives have a common strategic goal, which is to work together as a team in furtherance of our company's strategic objectives.  In addition, each executive has individualized short, medium and long-term goals.  In the case of our chief executive officer, these goals include:
Short Term Goals
•	Developing and implementing our company's strategic plan
•	Increasing our company's enterprise value in a conservative, low-risk fashion
•	Developing and maintaining relationships within the financial community to ensure our company's access to capital and credit
•	Setting the proper "tone at the top" reflecting our company's operation in a highly regulated environment as a publicly traded reporting company
•	Providing executive leadership to deploy our assets in a balanced fashion, recognizing the need to maximize liquidity, reduce debt, and generate cash flow
•	Developing action plans for the restructuring of the retail assets
•	Implement facility and equipment strategy to support foodservice growth
Medium Term Goals
•	Reducing long-term debt
•	Initiating a strategic plan for information technology
•	Initiating opportunities to repurchase shares of our capital stock when appropriate
•	Ensuring our company's compliance with appropriate internal controls for financial reporting
•	Implement strategic plan to enhance our geographic footprint
•	Developing and implementing strategies for the integration of companies that are acquired into the organization
•	Developing and implementing strategies for the enhancement of foodservice capabilities
Long Term Goals
•	Initiating a strategic posture for a company-wide culture of growth
•	Initiating a strategic posture in the Company's markets to facilitate opportunities for growth of the wholesale division capabilities through acquisition
•	Developing and implementing a management structure to facilitate long term growth
For our 2018 fiscal year, our compensation committee awarded cash bonuses to the following named executive officers with respect to the achievement of specified financial metrics and strategic objectives as discussed above: Mr. Atayan, $712,550; Ms. Evans, $150,706; and Mr. Plummer, $186,094.  For our 2019 fiscal year, performance bonus awards will be determined by our compensation committee based on its assessment of the factors referred to above and utilizing bonus targets that it establishes.  Our compensation committee has not yet established targeted bonuses for our named executive officers for our 2019 fiscal year.  In the case of Ms. Evans, who retired effective October 12, 2018, no targeted bonus will be established for her for our 2019 fiscal year.
Equity Incentives.  We promote the long-term interests of our company and the alignment of our named executive officers' interests with those of our stockholders by providing meaningful equity ownership opportunities to our executives.  Our equity compensation program also is designed to encourage our named executive officers to remain employed with us despite a competitive labor market.  Because equity compensation awards typically vest over a period of several years, the value to recipients of any immediate increase in the price of our common stock following a grant will be attenuated. The periodic vesting provisions are in place to encourage the named executive officers to remain with our company.
On October 23, 2018, our compensation committee decided to grant restricted stock units for the 2018 fiscal year, including restricted stock units to Mr. Atayan and Mr. Plummer for 9,900 shares and 2,050 shares, respectively.  The amount of each grant was designed to provide each executive with an equity incentive commensurate with his responsibilities and a meaningful stock ownership and growth opportunity linked directly to the success of our company.  Each award of restricted stock units was made on terms in which one-third of the award is scheduled to vest on each of October 23, 2019, October 24, 2020, and October 24, 2021.  The restricted stock unit grants were made to Mr. Atayan and Mr. Plummer under our 2018 omnibus incentive plan.  As more fully described in "Item 3: Approval of our 2018 Omnibus Incentive Plan," the 2018 Omnibus Incentive Plan is being submitted to stockholders at the annual meeting for their consideration and approval.  In the event that shares are not available under the 2018 omnibus incentive plan, the restricted stock unit grants to Mr. Atayan and Mr. Plummer for 9,900 shares and 2,050 shares, respectively, automatically would convert to, and be replaced by, deferred cash awards vesting over a three-year period and having a value approximating that of those restricted stock unit grants.
Our compensation committee has not yet determined whether to establish any equity incentive awards for our 2019 fiscal year.
Perquisites and other Personal Benefits.  Each of our executive officers is entitled to participate in our employee benefit plans that are made available to all of our employees on a non-discriminatory basis.  These benefits consist of medical and group life insurance for which our company pays a portion of the premiums.  Our company also makes matching contributions under our 401(k) profit sharing plan of up to 4% of each executive's compensation.  Our company generally does not provide special perquisites to our executive officers.  However, prior to her retirement in October 2018 Ms. Evans received an auto allowance.  Additional information concerning perquisites is provided in the tabular and narrative disclosure that follows the summary compensation table.
Termination and Change in Control Arrangements
As discussed below under the caption "Change of Control Agreements," we have entered into change of control agreements with Mr. Atayan and Ms. Evans.  These agreements provide that, upon certain termination of employment events, including termination events following a change of control of our company, these named executive officers may be entitled to receive specified severance benefits.  These benefits are discussed in more detail under the caption "Change of Control Agreements."  The provisions in these agreements regarding severance benefits are designed, among other things, to provide for stability and continuity of management in the event of any actual or threatened change in control, to encourage the executives to remain in service after a change in control and ensure that the executives are able to devote their entire attention to maximizing stockholder value in the event of a change in control.  Our compensation committee has determined that the amounts payable under the agreements are necessary to achieve those objectives.
Policy Regarding Tax Deduction for Compensation Under Internal Revenue Code Section 162(m)
Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid for any fiscal year to the chief executive officer and the four other most highly compensated executive officers.  Our compensation committee and our board of directors reserve the authority to award non-deductible compensation in circumstances they consider appropriate.

Stockholder Advisory Approval of Executive Compensation
At the annual meeting of the stockholders held on December 22, 2016, stockholders provided advisory approval of the compensation of our executives disclosed in the proxy statement for that meeting pursuant to the compensation disclosure rules of the SEC.  At the annual meeting of the stockholders held on December 20, 2013, stockholders provided advisory approval for holding future advisory votes on executive compensation every three years.  It is anticipated the stockholders will next be asked to provide advisory approval for the compensation of our executives and advisory approval concerning the frequency of providing advisory approval of the compensation of our executives at our annual meeting of stockholders following our 2019 fiscal year.
Summary Compensation Table
The following summary compensation table summarizes the compensation paid or accrued by our company in the fiscal years indicated with respect to our three executive officers for our 2018 fiscal year, including our chief executive officer and our principal financial officer.  In this proxy statement, these individuals are referred to as our "named executive officers."
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($) (3)	Total ($)
Christopher H. Atayan, Chief Executive Officer & Chairman	2018	570,040	712,550	831,600	--	--	--	11,000	2,125,190
	2017	553,440	691,800	895,950	--	--	--	10,800	2,151,990
	2016	537,320	671,650	907,335	--	--	--	10,600	2,126,905
Kathleen M. Evans, Former President (1)	2018	434,730	150,706	--	--	--	--	23,907	609,343
	2017	422,070	146,317	--	--	--	--	23,707	592,094
	2016	409,780	142,057	--	--	--	--	23,507	575,344
Andrew C. Plummer, President & Chief Financial Officer	2018	297,750	186,094	172,200	--	--	--	11,053	667,097
	2017	289,080	180,675	185,525	--	--	--	11,698	666,978
	2016	251,530	157,206	187,883	--	--	--	10,600	607,219

_____________
(1)	Retired as an executive officer and director effective October 12, 2018.
(2)
The amounts in this column reflect the grant date fair value, computed in accordance with FASB ASC 718, for awards granted to our named executive officers of restricted stock units for services provided in the applicable fiscal year.  These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards.  Assumptions used in the calculation of these amounts use the closing stock price on the date of grant.

(3)	The amounts in this column for our 2018 fiscal year reflect the following compensation:
Name	Auto Allowance ($) (a)	Life Insurance Premiums ($) (b)	Company Profit Sharing Plan Contributions ($) (c)	Total ($)
Mr. Atayan	--	--	11,000	11,000
Ms. Evans	12,000	907	11,000	23,907
Mr. Plummer	--	--	11,053	11,053
_____________
(a)	Reflects a cash allowance provided as compensation for the use of the executive's automobile on company business.
(b)	Reflects life insurance premiums paid by our company with respect to term life insurance policies.
(c)
Reflects company matching contributions under our 401(k) profit sharing plan.  Employees may contribute up to 100% of their compensation into this plan, subject to Internal Revenue Service limits.  Our company matches 50% of the first 4% of compensation contributed and 100% of the next 2% of compensation contributed for a maximum company match equal to 4% of employee compensation.

Grants of Plan Based Awards
No plan based awards were granted to our named executive officers for our 2018 fiscal year other than the awards of restricted stock units reflected in the table below.
Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value of Stock and Option Awards ($) (2)

Mr. Atayan	10/23/18	9,900 (1)	--	--	831,600
Ms. Evans	--	--	--	--	--
Mr. Plummer	10/23/18	2,050 (1)	--	--	172,200
_____________
(1)
Consists of awards of restricted stock units under our 2018 omnibus incentive plan.  These awards were made subject to the availability of shares under our 2018 omnibus incentive plan and may not be sold, assigned, or otherwise transferred by any award recipient prior to the vesting date for such units.  Subject to the availability of shares under our 2018 omnibus incentive plan, the award recipient will be entitled to receive all dividends or other distributions with respect to the shares awarded to him.  However, any cash dividends payable with respect to unvested restricted stock units will be held in escrow by our company and subject to the same conditions regarding vesting as the restricted stock units.  Subject to the availability of shares under our 2018 omnibus incentive plan, these restricted stock unit awards are scheduled to vest as to one-third of the award on October 23, 2019, October 23, 2020 and October 23, 2021.  In the event that shares are not available under the 2018 omnibus incentive plan, the restricted stock unit grants automatically would convert to, and be replaced by, deferred cash awards vesting over a three-year period and having a value approximating that of those restricted stock unit grants.

(2)
These amounts reflect the grant date fair value, computed in accordance with FASB ASC 718, for awards of restricted stock units granted to our named executive officers using the closing stock price on the date of grant.  The amounts reported do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards.

Option Exercises and Stock Vesting
The following table sets forth information with respect to each named executive officer concerning the exercise of options, and acquisition of shares on vesting, during our 2018 fiscal year.
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#) (2)	Value Realized on Vesting ($)
Mr. Atayan	--	--	3,300	215,985 (3)
	--	--	3,300	235,629 (4)
	--	--	3,300	235,629 (5)
Ms. Evans	--	--	--	--
Mr. Plummer	--	--	683	44,768 (3)
	--	--	683	48,766 (4)
	--	--	684	48,766 (5)
_____________
(1)	Determined by subtracting the exercise price of the options exercised from the estimated fair market value of the underlying shares of our common stock on the date such options were exercised.
(2)
Represents shares of common stock acquired on vesting of restricted stock units or "RSUs" (prior to any reduction of shares to provide for the payment of applicable tax withholding amounts).  The award recipient has the right to receive, on the vesting date, either (i) an amount of cash equal to the fair market value of the shares of common stock underlying the recipient's RSUs then vesting or (ii) the number of shares of common stock underlying the recipient's RSUs then vesting.

(3)	Determined based on the estimated fair market value of our common stock on the October 20, 2018 vesting date for awards of RSUs.

(4)	Determined based on the estimated fair market value of our common stock on the October 24, 2018 vesting date for awards of RSUs.
(5)	Determined based on the estimated fair market value of our common stock on the October 25, 2018 vesting date for awards of RSUs.
Outstanding Equity Awards at Fiscal Year End
The following table sets forth information with respect to each named executive officer concerning equity awards held as of September 30, 2018.
	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Exercisable	Unexercisable
Mr. Atayan	--	--	--	--	--	3,300 (1)	286,935	--	--
	--	--	--	--	--	6,600 (2)	573,870	--	--
	--	--	--	--	--	9,900 (3)	860,805	--	--
Ms. Evans	--	--	--	--	--	--	--	--	--
Mr. Plummer	--	--	--	--	--	684 (1)	59,474	--	--
	--	--	--	--	--	1,367 (2)	118,861	--	--
	--	--	--	--	--	2,050 (3)	178,248	--	--
_____________
(1)
Subject to earlier forfeiture under the limited circumstances specified in our 2014 omnibus incentive plan and in the related award agreements with the respective award recipients, these restricted stock unit awards vest on October 20, 2018.

(2)
Subject to earlier forfeiture under the limited circumstances specified in our 2014 omnibus incentive plan and in the related award agreements with the respective award recipients, these restricted stock unit awards vest in equal shares on October 25, 2018 and October 25, 2019.

(3)
Subject to earlier forfeiture under the limited circumstances specified in our 2014 omnibus incentive plan and in the related award agreements with the respective award recipients, these restricted stock unit awards vest in equal shares on October 24, 2018, October 24, 2019 and October 24, 2020.

(4)	Determined based on the closing market price of our common stock on September 30, 2018.
Equity Compensation Plan Information
The following equity compensation plan information summarizes plans and securities approved and not approved by security holders as of September 30, 2018.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	33,800	$77.85	5,068
Equity compensation plans not approved by security holders	--	--	--
Total. . . . . . . . . . . . . . . . . . . . . .	33,800	$77.85	5,068

(1)
Consists of (i) our 2007 omnibus incentive plan, described under "Executive Compensation and Related Matters—2007 Omnibus Incentive Plan," and (ii) our 2014 omnibus incentive plan, described under "Executive Compensation and Related Matters—2014 Omnibus Incentive Plan."  The weighted average exercise price in column (b) reflects the weighted average exercise price of outstanding stock options.

2007 Omnibus Incentive Plan
Outstanding Awards under the Equity Plan.  Until April 2017, we were permitted to grant equity awards to any director, officer or employee of our company and its affiliates under our 2007 omnibus incentive plan or "Equity Plan," which awards could include stock options, restricted stock awards, restricted stock units, performance share awards, as well as stock appreciation rights, performance units, performance shares, bonus share and dividend share awards payable in the form of common stock or cash.  By its terms, no further awards may be granted under the Equity Plan after April 17, 2017.  However, as of November 7, 2018, 11,460 shares of common stock remain to be issued under the terms of outstanding stock option and restricted stock unit awards granted under the Equity Plan.  These outstanding awards were granted to 12 persons, each of whom is an officer or other employee of our company.
Equity Plan Administration. The Equity Plan is currently administered by our compensation committee, which has the sole discretion to administer and interpret the Equity Plan.
Stock Options. With respect to the outstanding stock options granted under the Equity Plan, the per-share exercise price was set by our compensation committee and is not be less than the fair market value of a share of our common stock on the date of grant.  Options granted under the Equity Plan are exercisable at the times and on the terms established by our compensation committee, but in no event later than ten years after the date of grant.
Restricted Stock and Restricted Stock Unit Grants. With respect to the outstanding restricted stock unit awards granted under the Equity Plan, our compensation committee has established the conditions under which restrictions on such awards will lapse.  Such restrictions may lapse over a period of time or according to such other criteria as our compensation committee deemed appropriate, including the achievement of specific performance goals.
Restrictions on Transfer. Awards under the Equity Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and generally are exercisable, during the recipient's lifetime, only by the recipient.  Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient's beneficiary or representative.
Changes in Capital or Corporate Structure. If, without the receipt of consideration by our company, there is any change in the number or kind of shares of our common stock outstanding by reason of a stock dividend or any other distribution upon the shares payable in stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization, the maximum number of shares of our common stock available for grants, the maximum number of shares of our common stock that any individual participating in the Equity Plan may be granted in any year, and the number of shares covered by outstanding grants may be appropriately adjusted to reflect any increase or decrease in the number of issued shares of our common stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such grants. Any fractional shares resulting from such adjustment will be rounded up to the nearest whole share.  The purchase or exercise price payable by any plan participant with respect to any award also will be adjusted upon the occurrence of any of the events referred to above so that there will be no change in the aggregate price payable by such participant.  Adjustments determined by our compensation committee are final, binding and conclusive.
If our company undergoes a "change of control," as that term is defined in the Equity Plan, each option, share of restricted stock and other grant held by a non-employee director will, without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable or payable, as the case may be, as of the date of the change of control.
2014 Omnibus Incentive Plan
We have adopted our 2014 omnibus incentive plan or "2014 Plan" to encourage employees of our company, its affiliates and subsidiaries to acquire or increase a proprietary and vested interest in the growth and performance of our company.  The 2014 Plan also is designed to assist our company in attracting and retaining employees and non-employee directors by providing them with the opportunity to participate in the success and profitability of our company.  Equity-based awards also are intended to further align the interests of award recipients and with the interests of our stockholders.
Eligible Participants. The eligible participants in the 2014 Plan are all employees of our company, its affiliates and its subsidiaries, including employees who are officers or members of our board of directors, and members of our board who are not employees of our company.  Currently, there are approximately 15 directors, officers and employees of our company, affiliates and subsidiaries who are participating in the 2014 Plan.
Equity Plan Administration. The 2014 Plan may be administered by our board of directors or a committee consisting of two or more directors, as our board may determine.  Currently, our compensation committee administers the 2014 Plan and has the sole discretion to administer and interpret the 2014 Plan and determine who will be granted awards under the 2014 Plan, the size and types of awards, the terms and conditions of awards, and the circumstances under which awards may be canceled, forfeited or suspended.  The administrator may modify and amend the 2014 Plan and appoint agents for the proper administration of the 2014 Plan and, with the consent of an award holder, amend an outstanding award agreement under the 2014 Plan.  The administrator also may amend an outstanding award agreement under the 2014 Plan without the consent of an award holder if (i) the administrator determines that such amendment does not materially adversely affect the rights of the award holder, (ii) is necessary or advisable to carry out the purposes of the award as a result of a new or modified law or (iii) to the extent the award agreement specifically permits the amendment without the award holder's consent.
Shares Subject to the 2014 Equity Plan. The 2014 Plan permits the issuance of up to 75,000 shares of our common stock pursuant to awards granted under the 2014 Plan such as stock options, restricted stock awards, restricted stock units, performance share awards, as well as awards such as stock appreciation rights, performance units, performance shares, bonus share and dividend share awards payable in the form of common stock or cash.  If shares are issued pursuant to an award that was substituted in replacement of stock or stock-based awards held by current and former employees or non-employee directors of another business that is, or whose stock is, acquired by us or an affiliate in connection with a corporate transaction, those shares would not count against the authorized limit of shares available for issuance under the 2014 Plan.  The shares that may be issued under the 2014 Plan are subject to increase or decrease in the event of any change in our company's capital structure.
The shares issued under the 2014 Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares, and to the extent any award under the 2014 Plan is exercised, terminates, expires or is forfeited without payment being made in the form of common stock, the shares subject to such award that were not issued will again be available for distribution under the 2014 Plan.  In addition, if a stock appreciation right is settled in shares, only the number of shares of common stock delivered in settlement of it will count against the 2014 Plan's share issuance limit, regardless of the original number of the underlying shares of common stock.  If any shares subject to an award are withheld or applied as payment in connection with the exercise of an award (including the withholding of shares on the exercise of a stock appreciation right that is settled in shares) or, except for shares of restricted stock, the withholding or payment of taxes related thereto, those shares will continue be available for grant under the 2014 Plan and will not count against the authorized limit.
With respect to awards, the 2014 Plan places limits on the maximum amount of shares that may be granted in any one year.  No participant may receive awards under the 2014 Plan that cover in the aggregate more than 35,000 shares in any one year.  For purposes of Code Section 162(m), this limit applies to any stock options or stock appreciation rights that would be granted to a single participant in a single calendar year.  This limit also is subject to adjustment for changes in our company's capital structure.
As of November 7, 2018, 32,431 shares of our common stock had been issued pursuant to awards granted under the 2014 Plan, and 41,851 shares of common stock may be issued under the terms of outstanding stock option and restricted stock unit awards granted under the 2014 Plan.
Stock Options. Both incentive stock options and nonqualified stock options may be granted under the 2014 Plan.  The per-share exercise price of an option is set by the administrator and generally may not be less than the fair market value of a share of our common stock on the date of grant.  Options granted under the 2014 Plan are exercisable at the times and on the terms established by the administrator.  The maximum term of an option is ten years from the date of grant.  The aggregate fair market value (as of the grant date) of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2014 Plan or under any other plan of our company or its affiliates which qualifies as an incentive stock option plan under Code Section 422) may not exceed $100,000.  To the extent such fair market value exceeds $100,000 during any calendar year, amounts in excess of $100,000 are treated as nonqualified stock options.
Stock Appreciation Rights. A stock appreciation right or "SAR" is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the stock appreciation right over the grant price of the stock appreciation right.  The 2014 Plan permits the grant of two types of SARs: freestanding SARs, tandem SARs, or any combination of the two. A freestanding SAR is a SAR that is granted independent of any stock option.  A tandem SAR is a SAR that is granted in connection with a related stock option, the exercise of which requires a forfeiture of the right to purchase a share under the related option (and when a share is purchased under the option, the SAR is similarly canceled).  The administrator has complete discretion to determine the number of SARs granted to any participant and the terms and conditions pertaining to such SARs.
Restricted Stock and Restricted Stock Unit Grants. The 2014 Plan permits the grant of restricted stock or restricted stock unit awards.  Restricted stock and restricted stock units may be issued or transferred for consideration or for no consideration, as determined by the administrator.  The administrator may establish conditions under which restrictions on shares of restricted stock or restricted stock units lapse over a period of time or according to such other criteria as the administrator deems appropriate, including the achievement of specific performance goals.
Performance Unit and Performance Shares. The 2014 Plan permits the grant of performance units and performance share awards which are bonuses payable in cash, common stock or a combination thereof.  Each performance unit and performance share will represent the right of the participant to receive an amount based on the value of the performance unit/share, if performance goals established by the administrator are met.  A performance unit will have a value based on such measurements or criteria as the administrator determines.  A performance share will have a value equal to the fair market value of a share of our common stock.  When an award of these are granted, the administrator will establish a performance period during which performance will be measured.  At the end of each performance period, the administrator will determine to what extent the performance goals and other conditions of the performance units/shares are met.
Bonus Shares and Deferred Shares.  The 2014 Plan permits the grant of shares to participants from time-to-time as a bonus.  Such shares may be paid on a current basis or may be deferred and paid in the future.  Our board of directors or the administrator may impose such conditions or restrictions on any such deferred shares as it may deem advisable, including time-vesting restrictions and deferred payment features.
Restrictions on Transfer. Awards under the 2014 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and generally are exercisable, during the recipient's lifetime, only by the recipient.  Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient's beneficiary or representative.
Changes in Capital or Corporate Structure. If, without the receipt of consideration by our company, there is any change in the number or kind of shares of our common stock outstanding by reason of a stock dividend or any other distribution upon the shares payable in stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization, the maximum number of shares of our common stock available for grants, the maximum number of shares of our common stock that any individual participating in the 2014 Plan may be granted in any year, and the number of shares covered by outstanding grants may be appropriately adjusted to reflect any increase or decrease in the number of issued shares of our common stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such grants. Any fractional shares resulting from such adjustment will be rounded up to the nearest whole share.  The purchase or exercise price payable by any plan participant with respect to any award also will be adjusted upon the occurrence of any of the events referred to above so that there will be no change in the aggregate price payable by such participant.  Adjustments determined by the administrator are final, binding and conclusive.
If our company undergoes a "change of control," as that term is defined in the 2014 Plan, each option, share of restricted stock and other grant held by a non-employee director will, without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable or payable, as the case may be, as of the date of the change of control.
Change of Control Agreements
On December 29, 2006, we entered into a change of control agreement with each of Christopher H. Atayan, our Chief Executive Officer, and Kathleen M. Evans, who was our President until her retirement in October 2018.  Each such agreement is referred to in this section as an "Agreement."  The initial term of the Agreement extended for two years until December 31, 2008.  Beginning on December 31, 2007 and each December 31 following, the Agreement term automatically extends for one additional year unless we give the applicable officer notice by September 30 of that year.  In addition, if a change in control (as that term is defined in the Agreement) occurs during the term of the Agreement, the term of the Agreement will continue for a period of 24 months after the month in which such change in control occurred.
The Agreement requires Mr. Atayan or Ms. Evans, as applicable, to remain in our employ for a period of six months after a change in control, unless involuntarily terminated by us other than for cause (as that term is defined in the Agreement) or terminated by the officer for good reason (as that term is defined in the Agreement).
If a change of control event occurs and the term of the Agreement has not expired, we will owe the applicable officer the following:
•
During any period prior to termination of employment that the officer fails to perform full-time duties as a result of disability, total compensation, including base salary, bonus and any benefits, will continue unaffected until either the officer returns to the full-time performance of duties or employment is terminated.

•
If employment is terminated by our company for cause or by the officer other than for good reason, we will pay the officer his or her full base salary through the date of termination plus all other amounts to which the officer is then entitled under any of our compensation or benefit plans.

•	If employment terminates by reason of death, benefits will be determined in accordance with our retirement, survivor's benefits, insurance and other applicable programs and plans then in effect.
•	If employment is terminated by our company (other than for cause or disability) or by the officer for good reason, the officer will be entitled to the following benefits:
o	All accrued compensation and benefits.
o
A severance payment in the form of a cash lump sum distribution equal to current annual compensation (as that term is defined in the Agreement) multiplied by two, which payment is subject to pro rata reduction to the extent that the officer is age 65 or over during the three years immediately following the termination of employment.

o
Life and health insurance benefits (for 24 months after termination or until the officer turns 65 if earlier) that are substantially similar to those received immediately prior to the date of termination or, if more favorable to the officer, immediately prior to the event date.  These benefits will be provided at a cost to the officer that is no greater than the amount paid for such benefits by active employees who participate in such company-sponsored welfare benefit plan or, if less, the amount paid for such benefits by the officer immediately prior to the event date.

The following table shows the potential payments upon certain events, including termination of employment before and after a change of control of our company, for each of the named executive officers (excluding Ms. Evans who, having reached age 65, would not be eligible for such payments) if the termination and change of control had occurred on September 30, 2018.  Fully vested and accrued benefits are not included in the table unless the form, amount or terms of the benefit would be enhanced or accelerated by the termination event.

	Prior to Change of Control			After Change of Control
Benefit	Termination due to Death	Termination due to Disability	Termination w/o Cause	Termination w/o Cause or for Good Reason	Termination due to Death or Disability	Automatically with or w/o Termination
Christopher H. Atayan
Severance payment (1)	--	--	--	$2,558,280	--	--
Continuation of insurance coverage (2)	--	--	--	36,000	--	--
Vesting of restricted stock units (3)	$1,721,610	$1,721,610	$1,721,610	$1,721,610	$1,721,610	$1,721,610
Total for Mr. Atayan	$1,721,610	$1,721,610	$1,721,610	$4,315,890	$1,721,610	$1,721,610
Andrew C. Plummer
Vesting of restricted stock units (3)	$356,582	$356,582	$356,582	$356,582	$356,582	$356,582
Total for Mr. Plummer	$356,582	$356,582	$356,582	$356,582	$356,582	$356,582

(1)	Represents the amount calculated pursuant to the change of control agreement equal to the product of two times the sum of:
•	Mr. Atayan's annual base salary rate in effect immediately prior to termination of employment, and
•	the average of the actual bonus awarded to Mr. Atayan, if any, for the three years immediately preceding termination of employment.
This amount (subject to pro rata reduction to the extent that Mr. Atayan is age 65 or over during the three years immediately following the termination of employment) would be payable in a lump sum on the first day following the six month anniversary of the date of employment termination.
(2)
Represents the amount calculated pursuant to the change of control agreement equal to our estimated incremental cost for life and health insurance benefits provided to Mr. Atayan for 24 months following termination (or until he turns 65 if earlier), after giving effect to the portion paid by him.

(3)
Represents the value of restricted stock units whose vesting is accelerated pursuant to the applicable award agreement, calculated by multiplying the number of restricted stock units by the closing market price of our common stock on September 30, 2018.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our company's policy is that all transactions between us and our officers, directors and/or five percent stockholders will be on terms no more favorable to those related parties than the terms provided to independent third parties.
INDEPENDENT AUDITOR FEES AND SERVICES
Independent Auditor Fees and Services
The following table presents fees for professional audit services rendered by our independent registered public accounting firm for the audit of our annual financial statements for our 2017 and 2018 fiscal years, and fees billed for other services rendered by our independent registered public accounting firm during such fiscal years.  All audit and non-audit services provided to our company by our independent registered public accounting firm were approved by our audit committee.
Type of Fee	Fiscal 2017	Fiscal 2018
Audit Fees (1)	$338,424	$337,939
Audit-Related Fees (2)	13,750	13,750
Tax Fees (3)	61,676	55,403
All Other Fees	--	--
Total	$413,850	$407,092

(1)
Audit Fees, including those for audits, include the aggregate fees billed to us during our 2017 and 2018 fiscal years for professional services rendered for the audit of our annual financial statements, as well as the review of financial statements included in our quarterly reports on Form 10-Q.

(2)
Audit Related Fees include the aggregate fees billed to us during our 2017 and 2018 fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit Fees, including services provided with respect to the audit of our company's employee benefit plans and compliance with Sarbanes-Oxley Act and related regulatory matters
(3)
Tax Fees include the aggregate fees billed to us during our 2017 and 2018 fiscal years for professional services rendered for preparation of tax returns, research and general advice relating to tax issues and compliance.

In making its determination regarding the independence of RSM US LLP, our audit committee considered whether the provision of the services for which we incurred the "Audit-Related Fees," "Tax Fees," and "All Other Fees" was compatible with maintaining such independence.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
Pursuant to its charter, the audit committee of our board of directors is responsible for reviewing and approving, in advance, any audit and any permissible non-audit engagement or relationship between our company and its independent auditor.  Our engagement of RSM US LLP to conduct the audit of our company for our 2018 fiscal year was approved by the audit committee on October 3, 2017.  Additionally, each permissible non-audit engagement or relationship between our company and our independent registered public accounting firm entered into since September 30, 2017 has been reviewed and approved by the audit committee.  All audit-related, tax and all other fees were pre-approved by the audit committee.  We have been advised by RSM US LLP that substantially all of the work done in conjunction with its audit of our financial statements for the most recently completed fiscal year was performed by permanent full time employees and partners of RSM US LLP.
The audit committee of our board of directors has adopted the following guidelines regarding the engagement of our independent registered public accounting firm to perform services for our company:
The audit committee will pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for our company by its independent registered public accounting firm, subject to the exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which must be approved by the audit committee prior to the completion of the audit.
AUDIT COMMITTEE REPORT
The audit committee of our board of directors currently is composed of three members of our board of directors, all of whom meet the independence requirements of the SEC and the NYSE American.  The audit committee operates under a written charter adopted by our board of directors, and assists the board in fulfilling its responsibilities with respect to accounting and financial reporting practices and the scope and expense of audit and related services provided by our independent registered public accounting firm.  The audit committee also selects our company's independent registered public accounting firm, which selection is then submitted to our stockholders for ratification.
Management is responsible for our company's internal controls and the financial reporting process.  Our independent registered public accounting firm, RSM US LLP, is responsible for performing an independent audit of our company's consolidated financial statements and issuing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles.  The audit committee's responsibility is to monitor and oversee these processes and to report to our board of directors on its findings.
In this context, the audit committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the audit committee that our company's September 30, 2018 consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.  The audit committee has reviewed and discussed these consolidated financial statements with management and the independent registered public accounting firm.  The audit committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

Our company's independent registered public accounting firm also provided to the audit committee the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the audit committee discussed with the independent registered public accounting firm that firm's independence.  The audit committee has considered whether the services provided under other non-audit services are compatible with maintaining the independence of RSM US LLP.
The members of the audit committee are not professionally engaged in the practice of auditing or accounting. Members of the audit committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants.  Accordingly, the audit committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the audit committee's considerations and discussions referred to above do not assure that the audit of our company's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with U.S. generally accepted accounting principles, or that our company's auditors are in fact "independent."
Based upon the audit committee's discussion with management and the independent registered public accounting firm, and the audit committee's review of the representation of management and the report of the independent registered public accounting firm to the audit committee, the audit committee recommended that our board of directors include the audited consolidated financial statements in our company's annual report on Form 10-K for the fiscal year ended September 30, 2018 for filing with the SEC.
The Audit Committee
John R. Loyack	Stanley Mayer	Timothy R. Pestotnik

STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING
It is anticipated that next year's annual meeting of stockholders will be held on December 23, 2019.  Stockholders may propose actions for consideration at next year's annual meeting either by presenting them for inclusion in our company's proxy statement or by undertaking the solicitation of votes independent of our proxy statement.  In addition, stockholders may nominate an individual for election to the board of directors at next year's annual meeting.  Any stockholder who intends to present a proposal or make a nomination at next year's annual meeting must deliver the proposal or nomination to our company at AMCON Distributing Company, 7405 Irvington Road, Omaha, NE 68122, Attention: Charles Schmaderer, Secretary by the applicable deadline below:
•
If the stockholder proposal is intended for inclusion in our proxy materials for that meeting pursuant to SEC Rule 14a-8, our company must receive the proposal no later than July 19, 2019.  Such proposal must also comply with the other requirements of the proxy solicitation rules of the SEC.

•
If the stockholder proposal is to be presented without inclusion in our proxy materials for that meeting, our bylaws require that our company receive notice of the proposal no later than November 14, 2019.  In addition, the stockholder must comply with the other advance notice provisions of our company's bylaws.  See "Advance Notice of Stockholder Proposals" below.

•
If the stockholder is to make a nomination for that meeting, our bylaws require that our company receive notice of the proposed nominee no later than November 14, 2019.  In addition, the stockholder must comply with the other advance notice provisions of our company's bylaws.  See "Advance Notice of Stockholder Proposals" below.

Proxies solicited in connection with next year's annual meeting of stockholders will confer on the appointed proxies discretionary voting authority to vote on stockholder proposals that are not presented for inclusion in the proxy materials unless the proposing stockholder notifies our company by November 14, 2019 that such proposal will be made at the meeting.

ADVANCE NOTICE OF STOCKHOLDER PROPOSALS
Under our bylaws, any stockholder wishing to submit a proposal for presentation at an annual meeting may do so by complying with its provisions, including providing written notice to our corporate secretary of the proposal within the specified time period.
Any nominations, other than those made by or on behalf of our board of directors, and any proposal by any stockholder to transact any business at an annual or special stockholders' meeting, must be made by written notice mailed by certified mail to our corporate secretary.  In the case of an annual meeting of stockholders, such notice must be received by our corporate secretary no later than 35 days prior to the date of the annual meeting; except that if less than 35 days' notice of the annual meeting is given to the stockholders, such notice must be received by our corporate secretary not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.  In the case of a special meeting of stockholders, the stockholder's written notice of proposed business or nomination must be received by our corporate secretary not later than the close of business on the tenth day following the day on which (i) notice of the date of the special meeting was mailed or (ii) public disclosure of the date of the special meeting was made, whichever occurs first.
A stockholder's proposal to transact any business at an annual or special stockholders' meeting should set forth: (i) a brief description of the business desired to be brought before the annual meeting and the reason for conducting such business at the annual meeting; (ii) the name and address of the stockholder proposing such business; (iii) the number of shares of our company's stock beneficially owned by such stockholder; and (iv) any material interest of such stockholder in the business matter being proposed.  A notice of nominations by stockholders must set forth as to each proposed nominee who is not an incumbent director (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of our company's stock which are beneficially owned by each such nominee and the nominating stockholder and (iv) any other information concerning the nominee that must be disclosed regarding nominees in proxy solicitations pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules under such section.
Only stockholders of record as of the record date for the annual meeting are entitled to bring business before the annual meeting or make nominations for directors.  We urge you to examine our bylaws for the advance notice provisions, including a complete listing of the information required to be included in any such notice.  You may request a copy of our bylaws by contacting our corporate secretary, Charles Schmaderer, at AMCON Distributing Company, 7405 Irvington Road, Omaha, NE 68122, Attention: Secretary.
BY ORDER OF THE BOARD OF DIRECTORS,

Charles J. Schmaderer
Secretary

Omaha, Nebraska
November 16, 2018

Appendix A
AMCON DISTRIBUTING COMPANY
2018 OMNIBUS INCENTIVE PLAN
SECTION 1
INTRODUCTION
1.1
Establishment.  AMCON Distributing Company, a corporation organized and existing under the laws of the state of Delaware (the "Company"), hereby establishes the AMCON Distributing Company 2018 Omnibus Incentive Plan (the "Plan") for certain employees and non-employee directors of the Company.

1.2
Purpose.  The purpose of the Plan is to encourage employees and non-employee directors of the Company and its affiliates and subsidiaries to acquire or increase a proprietary and vested interest in the growth and performance of the Company.  The Plan also is designed to assist the Company in attracting and retaining employees and non-employee directors by providing them with the opportunity to participate in the success and profitability of the Company.

1.3
Duration.  The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 15 hereof, until all Shares subject to the Plan shall have been issued, purchased or acquired according to the Plan's provisions.  Unless the Plan shall be reapproved by the stockholders of the Company and the Board renews the continuation of the Plan, no Awards shall be issued pursuant to the Plan after the tenth (10th) anniversary of the Effective Date.

1.4
Plan Subject to Stockholder Approval.  Although the Plan is effective on the Effective Date, the Plan's continued existence is subject to the Plan being approved by the Company's stockholders within 12 months of the Effective Date.  If the Company's stockholders do not approve the Plan within such 12-month period, the Plan will become null and void.  Any Awards granted under the Plan after the Effective Date but before the approval of the Plan by the Company's stockholders will become null and void if the Company's stockholders do not approve this Plan within 12 months of the Effective Date.

SECTION 2
DEFINITIONS
2.1	The following terms shall have the meanings set forth below.
"1933 Act" means the Securities Act of 1933, as it may be amended from time to time.
"1934 Act" means the Securities Exchange Act of 1934, as it may be amended from time to time.
"Affiliate" of the Company means any Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with the Company.

"Award" means a grant made under this Plan in any form which may include but is not limited to Stock Options, Restricted Stock, Restricted Stock Units, Bonus Shares, Deferred Shares, Performance Shares, Stock Appreciation Rights and Performance Units.
"Award Agreement" means a written or electronic agreement or instrument between the Company and a Holder evidencing an Award and setting forth such applicable terms, conditions and limitations as the Committee establishes for the Award.
"Beneficiary" means the person, persons, trust or trusts which have been designated by a Holder in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Holder, or, if there is no designated beneficiary or surviving designated beneficiary, then the Person or Persons entitled by will or the laws of descent and distribution to receive such benefits.
"Board" means the Board of Directors of the Company.
"Bonus Shares" means Shares that are awarded to a Participant without cost and without restriction in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee of the Company or a Subsidiary.
"Cause" means, unless otherwise defined in an Award Agreement, any act or failure to act by a Participant that constitutes willful misconduct or gross negligence.
"Change in Control" means the first to occur of the following events:
(i)
Any Person is or becomes the Beneficial Owner (within the meaning set forth in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates or held by an employee benefit plan of the Company) representing 50% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (iii) of this definition; or

(ii)
The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)
There is consummated a merger or consolidation of the Company with any other corporation, OTHER THAN (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

(iv)
The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Company's common stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the Company's assets immediately following such transaction or series of transactions.
"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.
"Committee" means (i) the Board, or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under this Plan.  Initially, the Committee shall be the Compensation Committee of the Board which is delegated all of the Board's authority under this Plan, as contemplated by clause (ii) above.
"Company" means AMCON Distributing Company, a Delaware corporation, as referred to in Section 1.1 and any successor thereto.

"Continuing Director" means any person who was a member of the Board as of the Effective Date, and any person who subsequently becomes a member of such Board if such person's appointment, election or nomination for election to such Board is recommended or approved by a majority of the then Continuing Directors, unless the Continuing Directors designate such person as not a Continuing Director.
"Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.
"Date of Grant" or "Grant Date" means, with respect to any Award, the date as of which such Award is granted under the Plan, which date shall be the later of (i) the date on which the Committee resolved to grant the Award or (ii) the first day of the Service Provider's service to the Company.
"Deferred Shares" means Shares that are awarded to a Participant on a deferred basis pursuant to Section 9.4.
"Disabled" or "Disability" means an individual (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under a Company-sponsored accident and health plan.  Notwithstanding the above, with respect to an Incentive Stock Option and the period of time following a separation from service in which a Holder may exercise such Incentive Stock Option, "disabled" shall have the same meaning as defined in Code section 22(e)(3).
"Effective Date" means October 2, 2018.
"Eligible Employees" means key Employees (including officers and directors who are also Employees) of the Company or an Affiliate upon whose judgment, initiative and efforts the Company depends, or will depend, for the successful conduct of the Company's business.
"Employee" means a common law employee of the Company or an Affiliate.
"Executive Officer" means (i) the president of the Company, any vice president of the Company, including any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration, or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company, (ii) Executive Officers (as defined in part (i) of this definition) of subsidiaries of the Company who perform policy making functions for the Company, and (iii) any Person designated or identified by the Board as being an

Executive Officer for purposes of the 1933 Act or the 1934 Act, including any Person designated or identified by the Board as being a Section 16 Person.
"Fair Market Value" means, as of any date, the value of the Stock determined in good faith by the Committee in its sole discretion. Such determination shall be conclusive and binding on all persons.  For this purpose the Committee may adopt such formulas as in its opinion shall reflect the true fair market value of such Stock from time to time and may rely on such independent advice with respect to such fair market value determination as the Committee shall deem appropriate.  To the extent that the Stock is readily tradable on an established securities market, the fair market value of the stock may be determined based upon the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant, the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant, or any other reasonable method using actual transactions in such stock as reported by such market. To the extent that the Stock is not readily tradable on an established market, the fair market value of the stock as of a valuation date means a value determined by the reasonable application of a reasonable valuation method. The determination whether a valuation method is reasonable, or whether an application of a valuation method is reasonable, is made based on the facts and circumstances as of the valuation date.
"Holder" means a Participant, Beneficiary or Permitted Transferee who is in possession of an Award Agreement representing an Award that (i)  in the case of a Participant has been granted to such individual, (ii) in the case of a Beneficiary has been transferred to such person under the laws of descent and distribution or (iii) in the case of a Permitted Transferee, has been transferred to such person as permitted by the Committee, and, with respect to all of the above clauses (i), (ii) and (iii), such Award Agreement has not expired, been canceled or terminated.
"Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of section 422 of the Code.
"Maximum Annual Participant Award" shall have the meaning as set forth in Section 5.5.
"Nonqualified Stock Option" means any Option to purchase Shares that is not an Incentive Stock Option.
"Option" means a right to purchase Stock at a stated price for a specified period of time.  Such definition includes both Nonqualified Stock Options and Incentive Stock Options.
"Option Agreement" or "Option Award Agreement" means a written or electronic agreement or instrument between the Company and a Holder evidencing an Option.
"Option Exercise Price" means the price at which Shares subject to an Option may be purchased, determined in accordance with Section 6.2(b).
"Option Period" shall have the meaning as set forth in Section 6.2(c).

"Optionee" shall have the meaning as set forth in Section 6.2.  For the avoidance of any doubt, in situations where the Option has been transferred to a Permitted Transferee or passed to a Beneficiary in accordance with the laws of descent and distribution, the Optionee will not be the same person as the Holder of the Option.
"Participant" means a Service Provider of the Company designated by the Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.
"Performance Award" means any Award that will be issued or granted, or become vested or payable, as the case may be, upon the achievement of certain performance goals (as described in Section 10) to a Participant pursuant to Section 10.
"Performance Period" means the period of time as specified by the Committee during which any performance goals are to be measured.
"Performance Shares" means an Award made pursuant to Section 9 which entitles a Holder to receive Shares, their cash equivalent, or a combination thereof based on the achievement of performance targets during a Performance Period.
"Performance Units" means an Award made pursuant to Section 9 which entitles a Holder to receive cash, Stock or a combination thereof based on the achievement of performance goals during a Performance Period.
"Permitted Transferee" shall have the meaning as set forth in Section 12.3.
"Person" shall have the meaning ascribed to such term in section 3(a)(9) of the 1934 Act and used in sections 13(d) and 14(d) thereof, including "group" as defined in section 13(d) thereof.
"Plan" means the AMCON Distributing Company 2018 Omnibus Incentive Plan, as referred to in Section 1.1 and set forth in this instrument and as hereafter amended from time to time.
"Restricted Stock" means Stock granted under Section 8 that is subject those restrictions set forth therein and the Award Agreement.
"Restricted Stock Unit" means an Award granted under Section 8 evidencing the Holder's right to receive a Share (or, at the Committee's discretion, a cash payment equal to the Fair Market Value of a Share) at some future date and that is subject those restrictions set forth therein and the Award Agreement.
"Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act.
"SAR" or "Stock Appreciation Right" means an Award that is designated as a SAR pursuant to Section 7.
"SAR Holder" shall have the meaning as set forth in Section 7.2.

"SAR Period" shall have the meaning as set forth in Section 7.1(c).
"Section 16 Person" means a Person who is subject to obligations under section 16 of the 1934 Act with respect to transactions involving equity securities of the Company.
"Service Provider" means an Eligible Employee or a non-employee director of the Company.  Solely for purposes of Substitute Awards, the term Service Provider includes any current or former employee or non-employee director of an Acquired Entity (as defined in the definition of Substitute Awards) who holds Acquired Entity Awards (as defined in the definition of Substitute Awards) immediately prior to the Acquisition Date (as defined in the definition of Substitute Awards).
"Share" means a share of Stock.
"Stock" means authorized and issued or unissued common stock of the Company, at such par value as may be established from time to time.
"Subsidiary" means (i) in the case of an Incentive Stock Option a "subsidiary corporation," whether now or hereafter existing, as defined in section 424(f) of the Code, and (ii) in the case of any other type of Award, in addition to a subsidiary corporation as defined in clause (i), a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.
"Substitute Award" means an Award granted under the Plan in substitution for stock or stock based awards ("Acquired Entity Awards") held by current and former employees or former non-employee directors of another corporation or entity who become Service Providers as the result of a merger or consolidation of the employing corporation or other entity (the "Acquired Entity") with the Company or an Affiliate, or the acquisition by the Company or an Affiliate, of property or stock of, or other ownership interest in, the Acquired Entity immediately prior to such merger, consolidation or acquisition ("Acquisition Date") as agreed to by the parties to such corporate transaction and as may be set forth in the definitive purchase agreement.  The limitations of Section 4.1 on the number of Shares reserved or available for grants, and the limitations under Sections 6.2 and 7.1 with respect to the Option Exercise Prices and SAR exercise prices, shall not apply to Substitute Awards.  Any issuance of a Substitute Award which relates to an Option or a SAR shall be completed in conformity with the rules under Code section 409A relating to the substitutions and assumptions of stock rights by reason of a corporate transaction.
"Vested Option" means any Option, or portion thereof, which is exercisable by the Holder.  Vested Options remain exercisable only for that period of time as provided for under this Plan and any applicable Option Award Agreement.  Once a Vested Option is no longer exercisable after otherwise having been exercisable, the Option shall become null and void.
2.2	General Interpretive Principles. (i) Words in the singular shall include the plural and vice versa, and words of one gender shall include the other gender, in each case, as the context requires; (ii) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Plan and not to any particular provision of this Plan, and references to Sections are references to the Sections of this Plan unless otherwise specified; (iii) the word "including" and words of similar import when used in this Plan shall mean "including, without limitation," unless otherwise specified; and (iv) any reference to any U.S. federal, state, or local act, statute or law shall be deemed to also refer to all amendments or successor provisions thereto, as well as all rules and regulations promulgated under such act, statute or law, unless the context otherwise requires.

SECTION 3
PLAN ADMINISTRATION
3.1
Composition of Committee.  The Plan shall be administered by the Committee.  To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the Committee shall consist of two or more directors of the Company, all of whom qualify as "non-employee directors" within the meaning of Rule 16b-3.

3.2
Authority of Committee.  Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:

(a)	select the Service Providers to whom Awards may from time to time be granted hereunder;
(b)	determine the type or types of Awards to be granted to eligible Service Providers;
(c)	determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;
(d)	determine the terms and conditions of any Award;
(e)	determine whether, and to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property;
(f)
determine whether, and to what extent, and under what circumstance Awards may be canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(g)	correct any defect, supply an omission, reconcile any inconsistency and otherwise interpret and administer the Plan and any instrument or Award Agreement relating to the Plan or any Award hereunder;

(h)
to grant Awards in replacement of Awards previously granted under this Plan or any other compensation plan of the Company, provided that any such replacement grant that would be considered a repricing shall be subject to stockholder approval;

(i)
with the consent of the Holder, to amend any Award Agreement at any time; provided that the consent of the Holder shall not be required for any amendment (i) that, in the Committee's determination, does not materially adversely affect the rights of the Holder, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(j)
modify and amend the Plan, establish, amend, suspend, or waive such rules, regulations and procedures of the Plan, and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(k)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
3.3
Committee Delegation.  The Committee may delegate to any member of the Board or committee of Board members such of its powers as it deems appropriate, including the power to sub-delegate, except that, pursuant to such delegation or sub-delegation, only a member of the Board (or a committee thereof) may grant Awards from time to time to specified categories of Service Providers in amounts and on terms to be specified by the Board or the Committee; provided that no such grants shall be made other than by the Board or the Committee to individuals who are then Section 16 Persons.  A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

3.4
Determination Under the Plan.  Unless otherwise expressly provided in the Plan, all designations, determinations, adjustments, interpretations, and other decisions under or with respect to the Plan, any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Participant, any Holder, and any stockholder.  No member of the Committee shall be liable for any action, determination or interpretation made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

SECTION 4
STOCK SUBJECT TO THE PLAN
4.1
Number of Shares.  Subject to adjustment as provided in Section 4.3 and subject to the maximum amount of Shares that may be granted to an individual in a calendar year as set forth in Section 5.5, no more than a total of 60,000 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary (the "Maximum Share Limit").  Any Shares required to satisfy Substitute Awards shall not count against the Maximum Share Limit.  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.  The Shares may be divided among the various Plan components as the Committee shall determine; provided, however, the maximum number of Shares that may be issued pursuant to Incentive Stock Options shall be the Maximum Share Limit.  Shares that are subject to an underlying Award and Shares that are issued pursuant to the exercise of an Award shall be applied to reduce the maximum number of Shares remaining available for use under the Plan.  The Company shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.
4.2
Unused and Forfeited Stock.  Any Shares that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Award that expires or is terminated for any reason, shall again be available for grant under the Plan.  If a SAR is settled in Shares, only the number of Shares delivered in settlement of a SAR shall cease to be available for grant under the Plan, regardless of the number of Shares with respect to which the SAR was exercised. If any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award (including the withholding of Shares on the exercise of an Option that is settled in Shares) or the withholding or payment of taxes related thereto, such Shares shall again be available for grant under the Plan.  Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 16.2 that were originally Incentive Stock Option Shares must still be considered as having been granted for purposes of determining whether the Share limitation provided for in Section 4.1 has been reached for purposes of Incentive Stock Option grants.

4.3
Adjustments in Authorized Shares. If, without the receipt of consideration therefore by the Company, the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares such as, but not limited to, the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, spin-off, extraordinary cash dividend, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, or any similar corporate event or transaction, such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan then in relation to the Stock that is affected by one or more of the above events, (i) the numbers, rights, privileges and kinds of Shares that may be issued under this Plan or under particular forms of Awards, (ii) the number and kind of Shares subject to outstanding Awards, and (iii) the Option Exercise Price or SAR exercise price applicable to outstanding Awards, shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and non-assessable at the time of such occurrence.  The manner in which Awards are adjusted pursuant to this Section 4.3 is to be determined by the Board or the Committee; provided that all adjustments must be determined by the Board or Committee in good faith, and must be effectuated so as to preserve the value that any Participant has in outstanding Awards as of the time of the event giving rise to any potential dilution or enlargement of rights.
4.4	General Adjustment Rules.
(a)
If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, such fractional Share shall be rounded up to the nearest whole Share and fractional Shares shall not be issued.

(b)
In the case of any such substitution or adjustment affecting an Option (including a Nonqualified Stock Option) or a SAR such substitution or adjustments shall be made in a manner that is in accordance with the substitution and assumption rules set forth in Treasury Regulations 1.424-1 and the applicable guidance relating to Code section 409A.

4.5
Reservation of Rights.  Except as provided in this Section 4, a Participant shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class.  Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to any Award (including the Option Exercise Price of Shares subject to an Option).  The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 5
PARTICIPATION
5.1
Basis of Grant.  Participants in the Plan shall be those Service Providers, who, in the judgment of the Committee, have performed, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives.

5.2
Types of Grants; Limits.  Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee or its designee, and receipt of one such Award shall not result in the automatic receipt of any other Award.  Written or electronic notice shall be given to such Participant, specifying the terms, conditions, right and duties related to such Award.  Under no circumstance shall Incentive Stock Options be granted to (i) non-employee directors or (ii) any person not permitted to receive Incentive Stock Options under the Code.

5.3
Award Agreements.  Each Participant shall enter into an Award Agreement(s) with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying the applicable Award terms, conditions, rights and duties.  Unless otherwise explicitly stated in the Award Agreement, Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement(s) with the Participant.  Unless explicitly provided for in a particular Award Agreement that the terms of the Plan are being superseded, in the event of any inconsistency between the provisions of the Plan and any such Award Agreement(s) entered into hereunder, the provisions of the Plan shall govern.

5.4
Restrictive Covenants.  The Committee may, in its sole and absolute discretion, place certain restrictive covenants in an Award Agreement requiring the Participant to agree to refrain from certain actions.  Such restrictive covenants, if contained in the Award Agreement, will be binding on the Participant.

5.5
Maximum Annual Award.  The maximum number of Shares with respect to which an Award or Awards may be granted to any Participant in any one taxable year of the Company (the "Maximum Annual Participant Award") shall not exceed 20,000 Shares (subject to adjustment pursuant to Sections 4.3 and 4.4); provided, however, any Shares required to satisfy Substitute Awards shall not count against the Maximum Annual Participant Award.

SECTION 6
STOCK OPTIONS
6.1
Grant of Options.  A Participant may be granted one or more Options.  The Committee in its sole discretion shall designate whether an Option is an Incentive Stock Option or a Nonqualified Stock Option.  The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same Participant at the same time or at different times.  Incentive Stock Options and Nonqualified Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

6.2
Option Agreements.  Each Option granted under the Plan shall be evidenced by an Option Award Agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the "Optionee"), and which shall contain, or be subject to, the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.

(a)
Number of Shares.  Each Option Award Agreement shall state that it covers a specified number of Shares, as determined by the Committee.  To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under section 422(d) of the Code, such Options in excess of such limit shall be treated as Nonqualified Stock Options.  The foregoing shall be applied by taking Options into account in the order in which they were granted.  For the purposes of the foregoing, the Fair Market Value of any Share shall be determined as of the time the Option with respect to such Share is granted.
(b)
Price.  Each Option Award Agreement shall state the Option Exercise Price at which each Share covered by an Option may be purchased.  Such Option Exercise Price shall be determined in each case by the Committee, but in no event other than with respect to the issuance of a Substitute Award shall the Option Exercise Price for each Share covered by an Option be less than the Fair Market Value of the Stock on the Option's Grant Date, as determined by the Committee; provided, however, that the Option Exercise Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the Option's Grant Date.

(c)
Duration of Options.  Each Option Award Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Holder (the "Option Period").  The Option Period must expire, in all cases, not more than ten years from the Option's Grant Date; provided, however, that the Option Period of an Incentive Stock Option granted to an Eligible Employee who then owns Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company must expire not more than five years from the Option's Grant Date.  Each Option Award Agreement shall also state the periods of time, if any, as determined by the Committee, when incremental portions of each Option shall become exercisable.  If any Option or portion thereof is not exercised during its Option Period, such unexercised portion shall be deemed to have been forfeited and have no further force or effect.

(d)	Termination of Service, Death, Disability, etc.
(i)
Each Option Agreement shall state the period of time, if any, determined by the Committee, within which the Vested Option may be exercised after an Optionee ceases to be a Service Provider and may provide for different periods of time depending upon whether such cessation as a Service Provider was on account of the Participant's death, Disability, voluntary resignation, retirement, cessation as a director, or the Company having terminated such Optionee's employment with or without Cause.

(ii)
In the case of a Participant that is an Employee, a termination of service shall not occur if the Participant is on military leave, sick leave or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed six (6) months, or if longer, as long as the Participant's right to reemployment with the Company is provided either by statute or by contract.
(iii)
In the case of a Participant that is both an Employee and a director of the Company, the Participant's cessation as an Employee but continuation as a director of the Company will not constitute a termination of service under the Plan.  Unless an Option Agreement provides otherwise, a Participant's change in status between serving as an employee and/or director will not be considered a termination of the Participant serving as a Service Provider for purposes of any Option expiration period under the Plan.

(iv)
If, within the period of time specified in the Option Award Agreement following the Option Holder's termination of employment, an Option Holder is prohibited by law or a Company's insider trading policy from exercising any Nonqualified Stock Option, the period of time during which such Option may be exercised will automatically be extended until the 30th day following the date the prohibition is lifted.  Notwithstanding the immediately preceding sentence, in no event shall the Option exercise period be extended beyond the tenth anniversary of the Option's Grant Date.

(e)
Transferability.  Except as otherwise determined by the Committee, Options shall not be transferable by the Optionee except by will or pursuant to the laws of descent and distribution.  Each Vested Option shall be exercisable during the Optionee's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative.  Shares issuable pursuant to any Option shall be delivered only to or for the account of the Optionee, or in the event of Disability or incapacity, to his or her guardian or legal representative.

(f)	Exercise, Payments, etc.
(i)
Unless otherwise provided in the Option Award Agreement, each Vested Option may be exercised by delivery to the Corporate Secretary or Chief Financial Officer of the Company or their designees a written or electronic notice specifying the number of Shares with respect to which such Option is exercised and payment of the Option Exercise Price. Such notice shall be in a form satisfactory to the Committee or its designee and shall specify the particular Vested Option that is being exercised and the number of Shares with respect to which the Vested Option is being exercised. The exercise of the Vested Option shall be deemed effective upon receipt of such notice by the Corporate Secretary or Chief Financial Officer of the Company or their designees and payment to the Company. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in clause (ii) below.

(ii)	The Option Exercise Price may be paid by cash or certified bank check and, in the Committee's sole discretion by any of the following additional methods:
A.
By delivery to the Company Shares then owned by the Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Vested Option, properly endorsed for transfer to the Company; provided, however, that Shares used for this purpose must have been held by the Holder for such minimum period of time as may be established from time to time by the Committee; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the Stock used as payment of the Option Exercise Price;

In lieu of actually surrendering to the Company the Shares then owned by the Holder, the Committee may, in its discretion permit the Holder to submit to the Company a statement affirming ownership by the Holder of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Holder as payment of the exercise price;
B.
For any Holder other than an Executive Officer or except as otherwise prohibited by the Committee, by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board;

C.
For any Nonqualified Stock Option, by a "net exercise" arrangement pursuant to which the Company will not require a payment of the Option Exercise Price but will reduce the number of shares of common stock issued upon the exercise by the largest number of whole shares that has a fair market value on the date of exercise that does not exceed the aggregate Option Exercise Price. With respect to any remaining balance of the aggregate option price, the Company will accept a cash payment from the Holder; or

D.	Any combination of the methods of consideration payment provided in this clause (ii).
(g)
Date of Grant.  Unless otherwise specifically specified in the Option Award Agreement, an option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

(h)	Withholding.
(A)
Nonqualified Stock Options.  Upon any exercise of a Nonqualified Stock Option, the Optionee shall make appropriate arrangements with the Company to satisfy any applicable withholding for federal and state income tax and payroll laws, including payment of such taxes through delivery of Stock or by withholding Stock to be issued under the Option, as provided in Section 16 hereof.

(B)
Incentive Stock Options.  In the event that an Optionee makes a disposition (as defined in section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the later of (i) the expiration of two years from the date on which the Incentive Stock Option was granted or (ii) the expiration of one year from the date on which the Option was exercised, the Participant shall send written or electronic notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request.  The Optionee shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding under applicable Federal and state income tax laws.

(i)
Adjustment of Options.  Subject to the limitations set forth below and those contained in Sections 6 and 15, the Committee may make any adjustment in the Option Exercise Price, the number of Shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, or re-grant may result in terms and conditions (including Option Exercise Price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option; provided, however, except as permitted under Section 11, the Committee may not, without stockholder approval (i) amend an Option to reduce its Option Exercise Price, (ii) cancel an Option and regrant an Option with a lower Option Exercise Price than the original Option Exercise Price of the cancelled Option, (iii) cancel an option in exchange for cash or another Award, or (iv) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of "repricing" an Option, as defined under applicable NYSE rules or the rules of the established stock exchange or quotation system on which the Company Stock is then listed or traded if such Exchange's or quotation system's rules define what constitutes a repricing. Other than with respect to a modification that a reasonable person would not find to be a material adverse change in an Optionee's rights under an Option, the Committee also may not adversely affect the rights of any Optionee to previously granted Options without the consent of such Optionee. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant. Any adjustment, modification, extension or renewal of an Option shall be effected such that the Option is either exempt from, or is compliant with, Code section 409A.
(j)
Modification, Extension and Assumption of Options.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options or a different type of award for the same or a different number of Shares and at the same or a different Option Exercise Price (if applicable).  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

6.3
Stockholder Privileges.  No Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Stock, except as provided in Section 4.

SECTION 7
STOCK APPRECIATION RIGHTS
7.1	Grant of SARs. Subject to the terms and conditions of this Plan, a SAR may be granted to a Participant at any time and from time to time as shall be determined by the Committee in its sole discretion.
(a)	Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, subject to the limitations imposed in this Plan and by applicable law.
(b)
Exercise Price and Other Terms.  Except with respect to SARs issued in connection with a Substitute Award, all SARs shall be granted with an exercise price no less than the Fair Market Value of the underlying Shares on the SARs' Date of Grant.  The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan.

(c)
Duration of SARs.  Each SAR Award Agreement shall state the period of time, determined by the Committee, within which the SARs may be exercised by the Holder (the "SAR Period"). The SAR Period must expire, in all cases, not more than ten years from the SAR Grant Date.

7.2
SAR Award Agreement.  Each SAR granted under the Plan shall be evidenced by a written or electronic SAR Award Agreement which shall be entered into by the Company and the Participant to whom the SAR is granted (the "SAR Holder"), and which shall specify the exercise price per share, the terms of the SAR, the conditions of exercise, and such other terms and conditions as the Committee in its sole discretion shall determine.
7.3
Exercise of SARs.  SARs shall be exercisable on such terms and conditions as the Committee in its sole discretion shall determine; provided, however, that no SAR granted to a Section 16 Person shall be exercisable until at least six (6) months after the Date of Grant or such shorter period as may be permissible while maintaining compliance with Rule 16b-3.

7.4
Expiration of SARs.  Each SAR Award Agreement shall expire on the earlier of (i) the tenth anniversary of the SARs Date of Grant or (ii) after the period of time, if any, determined by the Committee, within which the SAR may be exercised after a SAR Holder ceases to be a Service Provider.  The SAR Award Agreement may provide for different periods of time following a SAR Holder cessation as a Service Provider during which the SAR may be exercised depending upon whether such cessation as a Service Provider was on account of the Participant's death, Disability, voluntary resignation, cessation as a director, or the Company having terminated such SAR Holder's employment with or without Cause.

7.5
Adjustment of SARs.  Subject to the limitations set forth below and those contained in Sections 7 and 15, the Committee may make any adjustment in the SAR exercise price, the number of Shares subject to, or the terms of, an outstanding SAR and a subsequent granting of an SAR by amendment or by substitution of an outstanding SAR. Such amendment, substitution, or re-grant may result in terms and conditions (including SAR exercise price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original SAR; provided, however, except as permitted under Section 10, the Committee may not, without stockholder approval (i) amend a SAR to reduce its exercise price, (ii) cancel a SAR and regrant a SAR with a lower exercise price than the original SAR exercise price of the cancelled SAR, (iii) cancel a SAR in exchange for cash or another Award or (iv) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of "repricing" a SAR, as defined under applicable NYSE rules or the rules of the established stock exchange or quotation system on which the Company Stock is then listed or traded.  The Committee also may not adversely affect the rights of any SAR Holder to previously granted SARs without the consent of such SAR Holder. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant.  Any adjustment, modification, extension or renewal of a SAR shall be effected such that the SAR is either exempt from, or is compliant with, Code section 409A.

7.6
Payment of SAR Amount.  Upon exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price per Share by (ii) the number of Shares with respect to which the SAR is exercised.  At the Committee's discretion, the payment upon a SAR exercise may be in whole Shares of equivalent value, cash, or a combination of whole Shares and cash.  Fractional Shares shall be rounded up to the nearest whole Share.

SECTION 8
AWARDS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS
8.1
Restricted Stock Awards Granted by Committee.  Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to any Service Provider in such amounts as the Committee shall determine.

8.2
Restricted Stock Unit Awards Granted by Committee.  Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee may grant a Service Provider Restricted Stock Units in connection with or separate from a grant of Restricted Stock.  Upon the vesting of Restricted Stock Units, the Holder shall be entitled to receive the full value of the Restricted Stock Units payable in Shares or, if determined by the Committee, cash.

8.3
Restrictions.  A Holder's right to retain Shares of Restricted Stock or be paid with respect to Restricted Stock Units shall be subject to such restrictions, including him or her continuing to perform as a Service Provider for a restriction period specified by the Committee, or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award.  The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to (i) different Holders, (ii) different Restricted Stock or Restricted Stock Unit Awards, or (iii) separate, designated portions of the Shares constituting a Restricted Stock Award.  Any grant of Restricted Stock or Restricted Stock Units shall contain terms such that the Award is either exempt from Code section 409A or complies with such section.

8.4
Privileges of a Stockholder, Transferability.  Unless otherwise provided in the Award Agreement, a Participant shall have all voting, dividend, liquidation and other rights with respect to Shares of Restricted Stock, provided however that any dividends paid on Shares of Restricted Stock prior to such Shares becoming vested shall be held in escrow by the Company and subject to the same restrictions on transferability and forfeitability as the underlying Shares of Restricted Stock.  Any voting, dividend, liquidation or other rights shall accrue to the benefit of a Holder only with respect to Shares of Restricted Stock held by, or for the benefit of, the Holder on the record date of any such dividend or voting date.  A Participant's right to sell, encumber or otherwise transfer such Restricted Stock shall, in addition to the restrictions otherwise provided for in the Award Agreement, be subject to the limitations of Section 12.2 hereof.  The Committee may determine that a Holder of Restricted Stock Units is entitled to receive dividend equivalent payments on such units.  If the Committee determines that Restricted Stock Units shall receive dividend equivalent payments, such feature will be specified in the applicable Award Agreement.  Restricted Stock Units shall not have any voting rights.

8.5	Enforcement of Restrictions. The Committee may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.2 and 8.3:
(a)	placing a legend on the stock certificates, or the Restricted Stock Unit Award Agreement, as applicable, referring to restrictions;
(b)	requiring the Holder to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect;
(c)
requiring that the stock certificates, duly endorsed, be held in the custody of a third party nominee selected by the Company who will hold such Shares of Restricted Stock on behalf of the Holder while the restrictions remain in effect; or

(d)
inserting a provision into the Restricted Stock Award Agreement prohibiting assignment of such Award Agreement until the terms and conditions or restrictions contained therein have been satisfied or released, as applicable.

8.6
Termination of Service, Death, Disability, etc.  In the event of the death or Disability of a Participant, all service period and other restrictions applicable to Restricted Stock Awards then held by him or her shall lapse, and such Awards shall become fully nonforfeitable. Subject to Section 11, in the event a Participant ceases to be a Service Provider for any other reason, any Restricted Stock Awards as to which the service period or other vesting conditions have not been satisfied shall be forfeited.

SECTION 9
PERFORMANCE SHARES, PERFORMANCE UNITS, BONUS SHARES
AND DEFERRED SHARES
9.1	Awards Granted by Committee. Coincident with or following designation for participation in the Plan, a Participant may be granted Performance Shares or Performance Units.
9.2
Terms of Performance Shares or Performance Units.  The Committee shall establish maximum and minimum performance targets to be achieved during the applicable Performance Period.  Each grant of a Performance Share or Performance Unit Award shall be subject to additional terms and conditions not inconsistent with the provisions of the Plan.  The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock or some combination.

9.3
Bonus Shares.  Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Participant, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

9.4
Deferred Shares.  Subject to the terms and provisions of the Plan, Deferred Shares may be granted to any Participant in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.  The Committee may impose such conditions or restrictions on any Deferred Shares as it may deem advisable, including time-vesting restrictions and deferred payment features.  The Committee may cause the Company to establish a grantor trust to hold Shares subject to Deferred Share Awards.  Without limiting the generality of the foregoing, the Committee may grant to any Participant, or permit any Participant to elect to receive, Deferred Shares in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Participant may be eligible to receive from the Company or a Subsidiary.  In no event shall any Deferred Shares relate to the exercise of an Option. Any Award Agreement relating to the grant of Deferred Shares shall separately contain the requisite terms and conditions such that the Deferred Shares Award complies with section 409A of the Code.
SECTION 10
PERFORMANCE AWARDS
10.1
Terms of Performance Awards.  Except as provided in Section 11, Performance Awards will be issued or granted, or become vested or payable, only after the end of the relevant Performance Period.  The performance goals to be achieved for each Performance Period and the amount of the Award to be distributed upon satisfaction of those performance goals shall be conclusively determined by the Committee.  When the Committee determines whether a performance goal has been satisfied for any Performance Period, the Committee, where the Committee deems appropriate, may make such determination using calculations which alternatively include and exclude one, or more than one, "extraordinary items" as determined under U.S. generally accepted accounting principles, and the Committee may determine whether a performance goal has been satisfied for any Performance Period taking into account the alternative which the Committee deems appropriate under the circumstances.  The Committee also may take into account any other unusual or non-recurring items, including the charges or costs associated with restructurings of the Company, discontinued operations, and the cumulative effects of accounting changes and, further, may take into account any unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine reasonable and appropriate under the circumstances (including any factors that could result in the Company's paying non-deductible compensation to an Employee or non-employee director).

10.2
Performance Goals.  If an Award is subject to this Section 10, then the lapsing of restrictions thereon, or the vesting thereof, and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of one or any combination of the following metrics, and which may be established on an absolute or relative basis for the Company as a whole or any of its subsidiaries, operating divisions or other operating units:

(a)	Earnings measures (either in the aggregate or on a per-Share basis), including or excluding one or more of interest, taxes, depreciation, amortization or similar financial accounting measurements;

(b)	Operating profit (either in the aggregate or on a per-Share basis);
(c)	Operating income (either in the aggregate or on a per-Share basis);
(d)	Net earnings on either a LIFO or FIFO basis (either in the aggregate or on a per- Share basis);
(e)	Net income or loss (either in the aggregate or on a per-Share basis);
(f)	Cash flow provided by operations (either in the aggregate or on a per-Share basis);
(g)
Cash flow returns, including cash flow returns on invested capital (cash flow from operating activities minus capital expenditures, the difference of which is divided by the difference between total assets and non-interest bearing current liabilities);

(h)	Ratio of debt to debt plus equity;
(i)	Net borrowing;
(j)	Credit quality or debt ratings;
(k)	Inventory levels, inventory turn or shrinkage;
(l)	Revenues;
(m)	Free cash flow (either in the aggregate or on a per-Share basis);
(n)	Reductions in expense levels, determined either on a Company-wide basis or with respect to any one or more business units;
(o)	Operating and maintenance cost management and employee productivity;
(p)	Gross margin;
(q)	Return measures (including return on assets, investment, equity, or sales);
(r)	Productivity increases;
(s)
Share price (including attainment of a specified per-Share price during the Incentive Period; growth measures and total stockholder return or attainment by the Shares of a specified price for a specified period of time);

(t)	Growth or rate of growth of any of the above business criteria;
(u)
Achievement of business criteria or operational goals, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, business development, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, customer satisfaction, and goals relating to acquisitions or divestitures; and/or
(v)	Accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions;
provided that applicable incentive goals may be applied on a pre- or post-tax basis; and provided further that the Committee may, when the applicable incentive goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. As established by the Committee, the incentive goals may include, without limitation, GAAP and non-GAAP financial measures.
10.3
Adjustments.  The Committee may adjust upwards or downwards the amount payable pursuant to any Award, and may waive the achievement of the applicable performance goals if determined appropriate by the Committee.

SECTION 11
REORGANIZATION, CHANGE IN CONTROL OR LIQUIDATION
Except as otherwise provided in an Award Agreement or other agreement approved by the Committee to which any Participant is a party, in the event that the Company undergoes a Change in Control, each Option, share of Restricted Stock and/or other Award shall without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable, fully vested or fully payable, as the case may be, as of the date of such Change in Control.  In addition to the foregoing, in the event the Company undergoes a Change in Control or in the event of a corporate merger, consolidation, major acquisition of property (or stock), separation, reorganization or liquidation in which the Company is a party and in which a Change in Control does not occur, the Committee, or the board of directors of any corporation assuming the obligations of the Company, shall have the full power and discretion to prescribe and amend the terms and conditions for the exercise, or settlement, of any outstanding Awards granted hereunder.  The Committee may remove restrictions on Restricted Stock and Restricted Stock Units and may modify the performance requirements for any other Awards.  The Committee may provide that Options or other Awards granted hereunder must be exercised in connection with the closing of such transactions, and that if not so exercised such Awards will expire.  Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants.  Notwithstanding the foregoing, any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock, such transaction shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation, or Change in Control.

SECTION 12
RIGHTS OF EMPLOYEES; PARTICIPANTS
12.1
Employment.  Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her services as a Service Provider or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.  Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of Participant's services as a Service Provider shall be determined by the Committee at the time.

12.2
Nontransferability.  Except as provided in Section 12.3, no right or interest of any Holder in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy.  In the event of a Participant's death, a Holder's rights and interests in all Awards shall, to the extent not otherwise prohibited hereunder, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options or SARs may be made by, the Holder's legal representatives, heirs or legatees.  If, in the opinion of the Committee, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of a mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator, or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.  "Transfers" shall not be deemed to include transfers to the Company or "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Committee.

12.3
Permitted Transfers.  Pursuant to conditions and procedures established by the Committee from time to time, the Committee may permit Awards to be transferred without consideration other than nominal consideration to, exercised by and paid to certain persons or entities related to a Participant, including members of the Participant's immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions (a "Permitted Transferee").  In the case of initial Awards, at the request of the Participant, the Committee may permit the naming of the related person or entity as the Award recipient.  Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration).  Notwithstanding the foregoing, Incentive Stock Options shall only be transferable to the extent permitted in section 422 of the Code, or such successor provision thereto, and the treasury regulations thereunder.

SECTION 13
GENERAL RESTRICTIONS
13.1
Investment Representations.  The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.  Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

13.2	Compliance with Securities Laws.
(a)
Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee.  Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

(b)
Each Holder who is a director or an Executive Officer is restricted from taking any action with respect to any Award if such action would result in a (i) violation of section 306 of the Sarbanes-Oxley Act of 2002, and the regulations promulgated thereunder, whether or not such law and regulations are applicable to the Company, or (ii) any policies adopted by the Company restricting transactions in the Stock.

13.3
Stock Restriction Agreement.  The Committee may provide that Shares issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has (i) a right of first refusal with respect to such Shares, (ii) specific rights or limitations with respect to the Participant's ability to vote such Shares, or (iii) a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive a Participant's cessation or termination as a Service Provider.

SECTION 14
OTHER EMPLOYEE BENEFITS
The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant, payment or vesting of any other Award shall not constitute "earnings" with respect to which any other benefits of such Participant are determined, including benefits under (a) any pension, profit sharing, life insurance or salary continuation plan or other employee benefit plan of the Company or (b) any agreement between the Company and the Participant, except as such plan or agreement shall otherwise expressly provide.
SECTION 15
PLAN AMENDMENT, MODIFICATION AND TERMINATION
15.1
Amendment, Modification, and Termination.  The Board may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, to comply with the requirements for listing on any exchange where the Shares are listed, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

15.2
Adjustment Upon Certain Unusual or Nonrecurring Events.  The Board may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.3) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

15.3
Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary (but subject to a Holder's employment being terminated for Cause and Section 15.2), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder of such Award.

SECTION 16
WITHHOLDING
16.1
Withholding Requirement.  The Company's obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

16.2
Withholding with Stock.  The Committee may, in its sole discretion, permit the Holder to pay applicable amounts of tax withholding  by electing to transfer to the Company, or to have the Company withhold from the Shares otherwise issuable to the Holder, Shares having a value not to exceed the amount being withheld under federal, state or local law or such lesser amount as may be elected by the Holder.  The Committee may require that any shares transferred to the Company have been held or owned by the Participant for a minimum period of time.  All elections shall be subject to the approval or disapproval of the Committee. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined

(the "Tax Date"), as determined by the Committee.  Any such elections by Holder to have Shares withheld for this purpose will be subject to the following restrictions:
(a)	All elections must be made prior to the Tax Date;
(b)	All elections shall be irrevocable; and
(c)
If the Participant is an officer or director of the Company within the meaning of section 16 of the 1934 Act, the Participant must satisfy the requirements of section 16 of the 1934 Act and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

SECTION 17
NONEXCLUSIVITY OF THE PLAN
Neither the adoption of the Plan nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board or of the Committee to continue to maintain or adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board or the Committee, as the case may be, may deem necessary or desirable, or to preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees, or non-employee directors generally, or to any class or group of employees, or non-employee directors, which the Company now has lawfully put into effect, including any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.
SECTION 18
REQUIREMENTS OF LAW
18.1
Requirements of Law.  The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required.  Notwithstanding any provision of the Plan or any Award, Holders shall not be entitled to exercise, or receive benefits under any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Holder, if such exercise, receipt of benefits or delivery would constitute a violation by the Holder or the Company of any applicable law or regulation.

18.2	Code Section 409A.
(a)
This Plan is intended to meet or to be exempt from the requirements of Code section 409A, and shall be administered, construed and interpreted in a manner that is in accordance with and in furtherance of such intent.  Any provision of this Plan that would cause an Award to fail to satisfy Code section 409A or, if applicable, an exemption from the requirements of that section, shall be amended (in a manner that as closely as practicable achieves the original intent of this Plan) to comply with Code section 409A or any such exemption on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Code section 409A.
(b)
If an Award provides for payments or benefits that (i) constitute a "deferral of compensation" within the meaning of Code section 409A and (ii) are triggered upon a termination of employment, then to the extent required to comply with Code section 409A, the phrase termination of employment, separation from service (or words and phrases of similar import) shall be interpreted to mean a "separation from service" within the meaning of Code section 409A.

(c)
If a Participant was a "specified employee," then to the extent required in order to comply with Code section 409A, all payments, benefits or reimbursements paid or provided under any Award that constitute a "deferral of compensation" within the meaning of Code section 409A, that are provided as a result of a "separation from service" within the meaning of Code section 409A and that would otherwise be paid or provided during the first six months following such separation from service shall be accumulated through and paid or provided (together with interest at the applicable federal rate under section 7872(f)(2)(A) of the Code in effect on the date of the separation from service) on the first business day that is more than six months after the date of the separation from service (or, if the Participant dies during such six-month period, within 90 days after the Participant's death).

(d)
If a Consultant is entitled under an Award to compensation for consulting services and the Award or payment constitutes a "deferral of compensation" within the meaning of Code section 409A, the compensation must be paid no later than the earlier of (i) the date specified for payment under the Award, or (ii) within 60 days following the end of the calendar month in which the Participant performs the services to which the compensation relates, provided that all required documentation is timely submitted.

(e)
To the extent that payment of an amount that constitutes a "deferral of compensation" within the meaning of Code section 409A is contingent upon the Participant executing a release of claims against the Company, the release must be executed by the Participant and become effective and irrevocable in accordance with its terms no later than the earlier of (i) the date set forth in the Award, or (ii) 55 days following separation from service.

(f)
To the extent that any payment of an amount that constitutes a "deferral of compensation" within the meaning of Code section 409A and is scheduled to be paid in the form of installment payments, such payment form shall be deemed to be a right to a series of separate payments as described in Treasury Regulations § 1.409A-2(b)(2)(iii).

(g)	To the extent that any Award is subject to Code section 409A, any substitution of such Award may only be made if such substitution is made in a manner permitted and compliant with Code section 409A.

(h)
In no event will the Company or any Affiliate have any liability to any Participant with respect to any penalty or additional income tax imposed under Code section 409A even if there is a failure on the part of the Company or Committee to avoid or minimize such section penalty or additional income tax.

18.3
Rule 16b-3.  Each transaction under the Plan is intended to comply with all applicable conditions of Rule 16b-3, to the extent Rule 16b-3 reasonably may be relevant or applicable to such transaction. To the extent any provision of the Plan or any action by the Committee under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3; provided, however, that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

18.4
Governing Law.  The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the state of Delaware without giving effect to the principles of the conflict of laws to the contrary.

SUBJECT TO THE STOCKHOLDER APPROVAL REQUIREMENT NOTED BELOW, THIS AMCON DISTRIBUTING COMPANY 2018 OMNIBUS INCENTIVE PLAN HEREBY IS ADOPTED BY THE BOARD OF DIRECTORS OF AMCON DISTRIBUTING COMPANY THIS 2nd DAY OF OCTOBER, 2018.
THIS AMCON DISTRIBUTING COMPANY 2018 OMNIBUS INCENTIVE PLAN SHALL BECOME EFFECTIVE ONLY IF APPROVED BY THE STOCKHOLDERS OF THE COMPANY IN ACCORDANCE WITH SECTION 1.4 ABOVE.
AMCON DISTRIBUTING COMPANY

By:
President

AMCON DISTRIBUTING COMPANY
IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of two Class I directors:	For	Withhold		For	Withhold
01 – Jeremy W. Hobbs	☐	☐	02 – Stanley Mayer	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Ratification and approval of the selection of RSM US LLP as the Company's independent registered public accounting firm for the 2019 fiscal year	☐	☐	☐	3. Approval of the Company's 2018 Omnibus Incentive Plan	☐	☐	☐

B	Non-Voting Items

Change of Address - Please print your new address below.	Comments - Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

Sign exactly as your name appears on your stock certificate. Where shares are held in the name of two or more persons, all should sign individually. A corporation should sign by authorized officer and affix corporate seal.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

AMCON
DISTRIBUTING COMPANY
REVOCABLE PROXY — AMCON DISTRIBUTING COMPANY

ANNUAL MEETING OF THE STOCKHOLDERS OF
AMCON DISTRIBUTING COMPANY
DECEMBER 21, 2018

The undersigned (whose signature appears on the reverse side) hereby appoints Christopher H. Atayan and Andrew C. Plummer, and each of them, jointly and severally, the agents and proxies of the undersigned, each with full power of substitution to attend the Annual Meeting of the Stockholders of AMCON Distributing Company (the "Company") to be held in the Omaha Hilton Hotel located at 1001 Cass Street, Omaha, Nebraska, on Friday, December 21, 2018, commencing at 1:00 p.m., local time, and any adjournment thereof (the "Meeting"), and to vote all of the stock of the Company, standing in the name of the undersigned on its books as of the close of business on November 7, 2018, and which the undersigned would be entitled to vote, if present, with the same force and effect as if voted by the undersigned and especially to vote said stock with respect to the matters set forth hereon (see reverse side).
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the Meeting.
Our board of directors recommends that you vote "FOR" the election of each person listed hereon (see reverse side) as a director of the Company, "FOR" the ratification and approval of the selection of the Company's independent registered public accounting firm, and "FOR" approval of the Company's 2018 omnibus incentive plan. This Proxy will be voted as directed, but if no instructions are specified, this Proxy will be voted in accordance with those recommendations of our board of directors. In their discretion, the appointed proxies and agents are authorized to vote upon such other business as may properly be presented at the Meeting. This Proxy is solicited on behalf of our board of directors and may be revoked prior to its exercise.
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POST-PAID ENVELOPE